As filed with the Securities and Exchange Commission on March 9, 2007

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08360

GUINNESS ATKINSON FUNDS
(Exact name of registrant as specified in charter)

21550 Oxnard Street, Suite 750, Woodland Hills, CA			91367
(Address of principal executive offices)			(Zip code)

James J. Atkinson, Jr.
21550 Oxnard Street, Suite 750, Woodland Hills, CA 91367
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 915-6566

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2006

Item 1. Report to Stockholders.

Annual
Report

December 31, 2006

•  Alternative Energy Fund

•  Asia Focus Fund

•  Asia Pacific Dividend Fund

•  China & Hong Kong Fund

•  Global Energy Fund

•  Global Innovators Fund

Guinness Atkinson Funds
Annual Report

December 31, 2006

TABLE OF CONTENTS

3	Letter to Shareholders

6	Alternative Energy Fund

14	Asia Focus Fund

22	Asia Pacific Dividend Fund

29	China & Hong Kong Fund

35	Global Energy Fund

42	Global Innovators Fund

49	Statements of Assets and Liabilities

51	Statements of Operations

54	Statements of Changes in Net Assets

56	Financial Highlights

62	Notes to Financial Statements

77	Guinness Atkinson Funds Information

  January 29, 2007

Dear Guinness Atkinson Funds Shareholders,

One year ago in this letter we reminded investors that past performance is not indicative of future results and wished we could continue our 2005 performance through 2006. And yet here we are, one year later, with most – but not all – of the Guinness Atkinson Funds producing total returns in 2006 that topped the returns of 2005. Before we get to the performance details we would be remiss if we didn't mention the launch of the two newest Guinness Atkinson Funds, the Asia Pacific Dividend Fund and the Alternative Energy Fund. We welcome the shareholders of these two Funds as well as to the shareholders that joined us in the more seasoned Guinness Atkinson Funds.

Fund Performance

Returns for the periods ending December 31, 2006 are provided in the table below. For the calendar year each of the four funds in existence over the entire period had positive returns. Of these four the laggard for one year performance was the Global Energy Fund which returned 9.80% for the year. The Global Innovators Fund produced a total return of 18.76%; the Asia Focus Fund 36.15% and the China & Hong Kong Fund 39.65%. From their inception on March 31, 2006 the Alternative Energy Fund produced a negative return of 8.24% while the Asia Pacific Dividend Fund produced a positive return of 10.59%.

Fund (inception date)	1-year	3-year	5-year	10-year	From Inception
Alternative Energy Fund (March 31, 2006)					-8.24%
Asia Focus (April 29, 1996)	36.15%	21.86%	22.73%	2.13%	3.17%
Asia Pacific Dividend Fund (March 31, 2006)					10.59%
China & Hong Kong (June 30, 1994)	39.65%	18.64%	19.19%	6.76%	8.80%
Global Energy Fund (June 30, 2004)	9.85%				36.93%
Global Innovators Fund (December 15, 1998)	18.76%	13.77%	6.64%		5.45%

Periods of greater than one year are average annualized returns; one year or less are actual returns. All returns are for the periods ending December 31, 2006.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Each of the Funds impose a 2% redemption fee on shares held less than 30 days. The performance data does not reflect this redemption fee. Had this fee been included, returns would be lower. Total returns reflect a waiver in effect and in the absence of this waiver, the total returns would be lower.

As usual Tim Guinness and Edmund Harriss provide their views on the past year and look ahead to the current year for each of the six Guinness Atkinson Funds. You will find these comments preceding the financial results for the Funds which follow this letter. Also, we've provided a table showing the year-end Morningstar ratings for the three Guinness Atkinson Funds that have a track record of three years or more. That table appears immediately after this letter.

The Big Picture

Each of the six Guinness Atkinson Funds is inextricably linked to one of the major stories unfolding over the course of the 21st century. It is virtually impossible to pick up a newspaper without seeing extensive coverage concerning energy – including oil and alternative energy; China and Asia; or to read about the dynamic nature of business and innovative change. It is indeed an exciting time to be a shareholder in the Guinness Atkinson Funds. With the launch of each of these Funds we were thinking long term.

Just as we believe that each of these major forces will have a dramatic impact on the entire planet, so too do we understand that they will take time to unfold. It is very easy to get caught up in the short term headlines (and subsequent price movements). So, we feel the urge to provide some paternalistic advice, specifically, don't let our short-term results distract you from what we consider the much more important long-term. Clearly 2006 was a good if not great period for most of our Funds. But, as we stated last year, recent past performance is not a sufficient reason to invest. We are hopeful that all of our shareholders share our long term vision of the future.

We appreciate the confidence you have placed in us and our management team and appreciate the opportunity to serve you.

Sincerely,

Timothy Guinness  James Atkinson

Morningstar Ratings through 12/31/06

Below is a table listing the Morningstar star ratings for the three Guinness Atkinson Funds that have at least a three year history.

Fund	Category	Overall	3-year	5-year	10-year
Asia Focus	Pacific/Asia ex-Japan Stk	2** (86 funds)	3*** (86 funds)	3*** (78 funds)	1* (37 funds)
China & Hong Kong	Pacific/Asia ex-Japan Stk	2** (86 funds)	1* (86 funds)	2** (78 funds)	3*** (37 funds)
Global Innovators Fund	Large Growth	4**** (1,405 funds)	5***** (1,405 funds)	4**** (1,109 funds)	N/A

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in distribution percentages.)

©2007 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

The Funds invest in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

GUINNESS ATKINSON FUNDS

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemption fees; and (2) ongoing costs, including advisory fees; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (07/01/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (07/01/06 to 12/31/06)	Expense Ratio During Period* (07/01/06 to 12/31/06)
Guinness Atkinson Alternative Energy Fund Actual^	$1,000.00	$1,026.90	$10.12	1.98	%†
Guinness Atkinson Alternative Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06	1.98	%†
Guinness Atkinson Asia Focus Fund Actual	$1,000.00	$1,225.90	$11.33	2.02%
Guinness Atkinson Asia Focus Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.03	$10.25	2.02%
Guinness Atkinson Asia Pacific Dividend Fund Actual^	$1,000.00	$1,194.50	$10.95	1.98	%†
Guinness Atkinson Asia Pacific Dividend Fund Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$10.06	1.98	%†
Guinness Atkinson China & Hong Kong Fund Actual	$1,000.00	$1,247.20	$8.97	1.58%
Guinness Atkinson China & Hong Kong Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.22	$8.05	1.58%
Guinness Atkinson Global Energy Fund Actual	$1,000.00	$968.60	$7.19	1.45	%†
Guinness Atkinson Global Energy Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.90	$7.37	1.45	%†
Guinness Atkinson Global Innovators Fund Actual	$1,000.00	$1,125.90	$8.31	1.64	%†
Guinness Atkinson Global Innovators Fund Hypothetical (5% return before expenses)	$1,000.00	$1,017.39	$7.88	1.64	%†

*Expenses are equal to the Funds' annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

†Net of fee waivers and/or expense reimbursements. If those fee waivers and/or expense reimbursements had not been in effect, the Fund's actual expenses would have been higher.

^The Fund commenced operations on March 31, 2006. Actual expenses shown for the Fund are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 275/365 (to reflect the period from March 31, 2006 to December 31, 2006).

ALTERNATIVE ENERGY FUND for the period ended December 31, 2006

1.  Performance

TOTAL RETURNS

Since Inception 31 March 2006 (actual)
Fund	-8.24%
Benchmark Index:
Wilderhill Clean Energy Index (ECO)	-19.32%
Wilderhill New Energy Global Innovation Index (NEX)	7.32%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data does not reflect the redemption fee. If it had, returns would be lower. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Alternative Energy Fund was launched 31 March 2006. It has been a volatile first 9 months for the fund. The fund was up 11.28% on the 5th of May but subsequently fell later in May along with global equity markets in general and was down 10.64% at the end of June. By the end of the year the fund had made some further ground and ended down 8.24%. The fund beat the Wilderhill Clean Energy Index (-19.32%) but not the Wilderhill New Energy Global Innovation Index (7.32%).

2.  Activity

Our initial portfolio was made up of 45 stocks with the three most represented sectors being Biofuels, Solar and Fuelcells. By the end of the first quarter we had added 5 further stocks from the Biofuels, Solar, Fuelcells and Emissions Trading sectors. We continued to rebalance the portfolio each time flows necessitated dealing and we kept equal weightings in all positions with the exception of one wind stock where we took a double weighted position.

Over the next six months we reduced our exposure to Fuelcells and increased our exposure to the Solar, Wind and Biofuel sectors. At the end of November we sold all our core holdings in ethanol companies. During this period we moved the portfolio towards a model where we held 30 equally weighted units. These 30 units were split whereby we had 12 full positions, 27 stocks each allocated half a unit and 14 research holdings making up 4.5 units.

The best performing sector since launch was the Wind sector with the majority of the stocks up over 50%. The worst performing sector was the Fuelcell sector. While the wind sector continued to grow on strong demand for turbines technological breakthroughs were few and far between in the Fuelcell sector.

3.  Portfolio Position

Country	% of Assets
	30-Jun	30-Sep	29-Dec
Australia	7.70%	7.00%	6.66%
Austria	0.00%	0.00%	1.92%
Brazil	2.00%	2.10%	1.96%
Canada	17.40%	19.20%	13.62%
China	1.90%	2.20%	3.74%
Denmark	2.10%	2.10%	2.58%
France	2.20%	2.00%	1.66%
Germany	14.60%	14.40%	22.1%
Ireland	1.90%	1.80%	1.52%
Malaysia	4.20%	1.90%	1.58%
Spain	2.40%	3.10%	5.80%
Thailand	1.50%	2.50%	1.24%
UK	13.70%	16.90%	14.26%
USA	26.40%	22.90%	21.12%
	100%	100%	100%
Sector	% of Assets
	30-Jun	30-Sep	29-Dec
Solar	18.60%	18.30%	21.10%
Biofuels	16.40%	19.80%	20.70%
Fuel cells	15.70%	14.50%	11.70%
Wind	12.10%	13.20%	15.50%
Hybrid	8.40%	7.50%	6.50%
Other	8.00%	7.90%	7.30%
Hydro	6.90%	7.00%	9.40%
Palmoil	4.20%	1.90%	1.60%
Storage	4.00%	2.50%	1.50%
Geothermal	3.60%	3.40%	2.80%
Efficiency	2.00%	2.40%	1.80%
	100%	100%	100%

ALTERNATIVE ENERGY FUND

Market Capitalization (in $ millions)
>1000	12
500-1000	5
250-500	9
100-250	14
50-100	11
<50	4
Total	55

The Geographic, Sector and Market Capitalization weightings of the portfolio (ignoring cash) at the end of each quarter are shown above.

4.  Investment Approach

In managing the Alternative Energy Fund we normally only invest in companies with a Market Capitalization of at least $50 million and where 50% of their value is derived from Alternative Energy. We see Solar, Biofuels, Wind and Fuelcells as core sectors/themes each offering different opportunities but attractive in its own way. Efficiency is a further sector/theme we are working on building up over the months ahead.

The Wind industry is the most mature of the four. Wind power generating costs are now competitive and capacity globally has gone through 50GW. It is now over 1% of global electricity capacity and has the opportunity to grow its share to 5-10%. It offers manufacturing companies in it 10-20 years of good growth and utility companies that build/acquire generating capacity a prospect of growing returns if energy prices trend higher over time.

Biofuels offering potentially carbon neutral and more secure supplies of transportation fuels have received much publicity since the fund was launched. We are concerned about the recent increase in price of corn squeezing ethanol refiners' margins.

The Solar and Fuelcell industries are at earlier stages of development and are riskier but the upside may be commensurately greater. The fund has exposure to the rapid expansion of photovoltaic cell manufacturing. In the Fuelcell area we have targeted small scale fuel cells (for eg consumer and military applications rather than the transportation sector). When considering stocks for purchase we use a traditional growth at reasonable value approach supported by a four factor screening method in a similar way as for our other funds. We also study sector specific issues and how well placed companies are against their peers.

Other areas in which we are invested are Hydro, Wave Power, Energy Storage and Hybrid vehicles, each of which provides interesting opportunities with differing economics and market dynamics.

We continue to believe that Alternative Energy will be the solution to how we meet rising demand for energy in the face of increasing depletion of fossil fuel reserves and the case for curbing carbon emissions. This means that companies active in this space should enjoy high rates of growth over quite a number of years. We would however warn investors that investing in Alternative Energy should be seen as a long-term investment as there are still limited (albeit growing) pure play public company opportunities in the space and investor interest is considerable meaning valuations are rarely cheap and valuation levels can fluctuate with changing sentiment and changes in eg the long run oil price. The right way to look at an investment in this fund is to think of it as investing in a group of companies which can potentially grow 6x (20% pa) per decade (ie 36X over 20 years) (this is supported if Alternate Energy sources of energy ex Hydro grows from 1% of total energy used to eg 36%). It may be the time scale will be longer than this and/or the amount of penetration achieved less but the direction and order of magnitude seem not implausible. High initial valuations and high volatility are probably an inevitable price to pay for such an opportunity. We see our task being to navigate as best we can the changes in sentiment, new opportunities thrown up by technological breakthroughs, and changing governmental policies and to combine this with trying to pick the winners in the space at moments when they are reasonably valued yet at the same time keeping a well diversified portfolio so we maintain exposure to a good spread of sub sectors.

Tim Guinness    31 January 2007

Short-term performance, in particular, is not a good indication of the Fund's future performance and an investment should not be made based solely on returns.

The Fund invests in foreign securities which will involve greater volatility, political, economic and currency risks and differences in accounting methods.

The Wilderhill New Energy Global Innovation Index (NEX) is a modified dollar weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Guinness Atkinson Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

ALTERNATIVE ENERGY FUND

Growth of $10,000

  Total Return
  Periods Ended December 31, 2006

Since Inception (03/31/06)
-8.24%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Wilderhill New Energy Global Innovations Index (NEX) is a modified dollar weighted index of publicly traded companies, which are active in renewable and low-carbon energy, and which stand to benefit from responses to climate change and energy security concern. The Wilderhill Clean Energy Index (ECO) is a modified equal dollar weighted index comprised of publicly traded companies whose businesses stand to benefit substantially from societal transition toward the use of cleaner energy and conservation.

FUND HIGHLIGHTS at December 31, 2006
GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

# of Holdings in Portfolio:	55
Portfolio Turnover:	31.4%
% of Stocks in Top 10:	30.3%
Fund Managers:
Timothy W.N. Guinness;
Edmund Harriss

Top 10 Holdings (% of net assets)		Breakdown (% of Investments)
Q-Cells AG	4.0%	Biofuel	24.3%
Nordex AG	3.9%	Solar	21.1%
Biopetrol Industries AG	3.7%	Wind	15.4%
Iberdrola SA	3.7%	Fuelcell	10.0%
Environmental Power Corp	3.1%	Hydro	9.0%
Vestas Wind Systems A/S	2.5%	Hybrid	6.6%
Clipper Windpower PLC	2.5%	Other	5.8%
Repower Systems AG	2.5%	Geothermal	2.8%
Climate Exchange PLC	2.2%	Efficiency	1.8%
Fuel Systems Solutions Inc.	2.2%	Palmoil	1.7%
		Storage	1.5%

SCHEDULE OF INVESTMENTS IN SECURITIES
at December 31, 2006

GUINNESS ATKINSON ALTERNATIVE ENERGY FUND

Shares	COMMON STOCKS: 97.5%	Value
Biofuel: 20.2%
843,987	Alkane Energy PLC*	$322,366
734,040	Australian Ethanol, Ltd.*	224,995
147,834	Babcock & Brown Environmental Investments, Ltd.*	174,561
48,000	Biopetrol Industries AG*	577,995
54,882	Environmental Power Corporation*	485,706
25,000	Futurefuel Corporation*	216,500
25,000	Futurefuel Corporation Warrant*	80,000
2,354	Green Plains Renewable Energy, Inc.*	58,262
29,998	GTL Resources PLC*	117,517
226,667	Natural Fuel, Ltd.*	206,390
216,147	Novera Energy, Ltd.*	249,793
197,142	Renewable Power & Light PLC*	299,268
41,095	Renova Energy, PLC	155,857
		3,169,210
Efficiency: 1.7%
34,408	Echelon Corporation*	275,264
Fuelcell: 11.3%
42,088	Ballard Power Systems, Inc.*	239,481
57,146	Ceres Power Holdings PLC*	245,101
90,756	CMR Fuel Cells PLC*	287,435
28,548	FuelCell Energy, Inc.*	184,420
150,820	Hydrogenics Corporation*	191,608
111,519	Mechanical Technology, Inc.*	210,771
140,964	Polyfuel, Inc.*	133,915
176,142	Quantum Fuel Systems Technologies Worldwide, Inc.*	281,827
		1,774,558
Geothermal: 2.8%
234,246	Geodynamics, Ltd.*	161,603
7,419	Ormat Technologies, Inc.	273,168
		434,771
Hybrid: 6.4%
344,865	Azure Dynamics Corporation*	233,867
15,749	Fuel Systems Solutions, Inc.*	347,738
107,765	Railpower Technologies Corporation*	139,684
268,136	Westport Innovations, Inc.*	278,504
		999,793
Hydro: 9.2%
30,037	Boralex, Inc.*	268,153
6,224	Cia Energetica de Minas Gerais – ADR	299,997
13,189	Iberdrola SA	574,903
5,490	Oesterreichische Elektrizitaetswirtschafts AG	292,024
		1,435,077

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 97.5% Continued	Value
Other: 7.2%
75,318	AgCert International*	$235,454
34,368	Climate Exchange PLC*	348,372
146,638	Ocean Power Technologies, Inc.*	242,707
113,420	Trading Emissions PLC*	294,065
		1,120,598
Palmoil: 1.7%
1,005,100	Carotech Bhd	258,677
Solar: 20.5%
96,107	Carmanah Technologies Corporation*	243,372
20,658	Evergreen Solar, Inc.*	156,381
7,140	MEMC Electronic Materials, Inc.*	279,460
14,000	Q-Cells AG*	626,731
86,483	SAG Solarstrom AG*	323,211
13,340	Solar Millenium AG*	315,905
18,908	Solar-Fabrik AG*	243,977
1,537,380	Solartron PLC	185,421
4,410	Solarworld AG	274,805
9,411	Suntech Power Holdings Co., Ltd. - ADR*	320,068
35,399	Xantrex Technology, Inc.*	252,817
		3,222,148
Storage: 1.5%
488,561	VRB Power Systems, Inc.*	234,855
Wind: 15.0%
33,737	Clipper Windpower PLC*	392,199
11,220	Gamesa Corporation Tecnologica SA	307,807
34,220	Nordex AG*	615,527
3,773	Repower Systems AG*	388,279
15,661	Theolia SA*	253,762
9,335	Vestas Wind Systems A/S*	392,839
		2,350,413
	Total Common Stocks (cost $16,804,423)	15,275,364
	Total Investments in Securities (cost $16,804,423): 97.5%	15,275,364
	Other Assets less Liabilities: 2.5%	388,368
	Net Assets: 100.0%	$15,663,732

*  Non-income producing security.

ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements

ASIA FOCUS FUND for the period ended December 31, 2006

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Years	5 Years	10 Years
Fund	36.15%	21.86%	22.73%	2.13%
Benchmark Index:
MSCI AC Far East Free Ex Japan	31.86%	23.18%	20.41%	2.86%
S&P 500	15.78%	10.44%	6.19%	8.42%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If it had, returns would be lower.

Asian markets have had a good 2006 with the regional benchmark index rising 31.86% following on from a rise of 21.13% in 2005. In 2006 the best performing shares were Chinese companies followed by the smaller markets of Indonesia and Philippines.

Most notable has been the increase in Chinese stock valuations where these have been substantially re-rated over the year. Investors now seem to have greater confidence in China's ability to sustain high rates of growth without it leading to a bust. Certainly, China's growth has been impressive. Economic growth is believed to have exceeded 10% again this year and the government has had its work cut out trying to restrain excessive investment. The Chinese have also made significant moves toward financial reform. Three out of the four main banks in China have been listed in Hong Kong. Reforms to the operations of the domestic stock markets in Shanghai and Shenzhen have breathed new life into share prices which had been in the doldrums for years.

Korea and Taiwan had a more difficult year as both countries struggled with weak domestic economies. The problem for them is that while the export companies are no longer the growth driver they once were. Economic growth in Taiwan in 2006 is estimated to have been 4.3% but all of this growth was generated by exports. The difference now is that this exports growth is not driving the domestic economy in the way it once did and in large part this is due to the same "hollowing out" process seen elsewhere in the world. Taiwanese companies are looking for cheaper places to manufacture and for the most part this means China – politics notwithstanding.

The Korean stock market did not perform well in 2006 with earnings believed to have contracted 6% compared to 2005 and perception that prospects for growth were limited. There were bright points however. The shipbuilding sector has continued to grow as the global cycle entered its fourth year. Most of the growth has come from demand for Liquid Natural Gas (LNG) carriers and offshore plant for the oil industry which has taken over from the replacement cycle for container and bulk cargo carriers. As in Taiwan, the weakness has been most glaring in the domestic economy. Consumers remain subdued and after a consumer borrowing binge here (as in Taiwan) there has been little appetite for gearing up.

In South-East Asia, the markets of Indonesia, Malaysia, Singapore and Thailand have had varying fortunes. Both Malaysia and Singapore have had a good year. Malaysia has been an unloved market since the events of 1998 when the previous Prime Minister imposed capital controls to protect the country from the effects of the Asia crisis. While the country was indeed well insulated it also meant there was no impetus to carry out much needed reform. These days Malaysia is moving forward once again with a number of companies restructuring and, more importantly, construction projects which have been on hold for the past three years are now being restarted. The palm oil sector has also been flourishing as crude palm oil prices rise on the back of demand both for foodstuff and also for bio-diesel.

Singapore had another strong year of economic growth with real GDP estimated to have grown 7.7% compared to 6.4% in 2005. Liquidity was plentiful with broad money growth and Foreign Direct Investment reaching record highs. Net immigration is also rising, up 10% in 2006 as the construction boom continues. Singapore is in the process of reconfiguring its economy by boosting its tourism and leisure industry thereby reducing its previous reliance on the highly cyclical electronics industry. The impact is already being felt as although cyclical trade-related activities have slowed materially in recent months (enough in the past to have triggered a recession), growth prospects still look good with 5.1% projected for 2007.

In the weaker economies of Indonesia and Thailand, Indonesia has performed well this year. Interest rates have come down from 12.75% at the start of 2006 to 9.75% by December as inflation fell back from 17% to 6%. The reason for the spike was the government's decision to remove fuel subsidies, which it could no longer afford, and now due to the high base effect we can see that core inflation remained modest. In 2006 we also saw a broader recovery led by net exports. The hope is that this, combined with lower inflation and increased infrastructure spending will lead to a more full-blooded expansion in domestic demand.

Thailand had an extraordinary year in which politics dominated. What started with disapproval of Prime Minister Thaksin gained momentum with his tax-free disposal of his family business to an investment entity owned by the government of Singapore. A snap election was boycotted by most of the opposition parties and was subsequently declared invalid. This was followed by a period of stalemate ending in bloodless coup in September. Finally, the year ended with imposition of wide ranging capital restrictions, which were partially reversed the following day, designed to cope with an appreciating currency (see December 2006 Asia Brief for more detailed discussion). Against this backdrop it was hard for the stock market to make much progress. However, the real economy is not in bad shape with growth of around 4%, inflation at 3.5% and interest rates of 5.25%. Lower interest rates, a resumption of government spending and hopefully an election are what the market has to look forward to in 2007.

2.  Portfolio Position

Geographically, the portfolio has an overweight position in China, Hong Kong, Malaysia and Thailand relative to the benchmark and is underweight compared to the benchmark in Korea and Singapore. From a sector perspective the Fund's main exposures are to Energy, Technology, Materials and Telecommunication Services. The main underweight exposure at the end of the year was to Banks, Real estate and Utilities.

3.  Outlook

It seems hard to believe after all this time, but Asia is only now beginning to emerge from the massive cyclical downturn in 1998, known as the Asia crisis. Over the past eight years Asian countries have been forced to deal with weak domestic demand, excess capacity, depressed asset and property prices and low inflation. It is a core tenet of development economics that emerging nations grow faster than developed nations and that because of the high rate of capital creation through investment, their wealth should grow even faster. This has evidently not been the case for Asia ex Japan over the past ten years, with the notable exceptions of China and India.

The only real functioning driver of growth has been exports and over the last few years we have seen trade balances and foreign exchange reserves move sharply into surplus. And in the past year as the surpluses have grown so large we have seen regional currencies start to appreciate against the Dollar. The rising trade surpluses it should be noted were not due to a massive rise in exports as Asia became super-competitive but instead was the result of an import collapse in 1998/9 and stagnation since led by a drop not in consumption, but in investment.

At last this situation is changing. Asia is now moving from depression economics to normal economics. Construction and investment have ceased their trend declines and have turned positive in the last eighteen months. Domestic oversupply is easing and pushing up property prices across the region and inflation which has averaged around 1-2% is now likely to move back to its normal range of 5-6%. Higher inflation is not only a symptom of renewed activity but can also act as a stimulus for the return of investment.

We believe that Asia is now entering a period of buoyant wealth creation that has been largely absent for ten years. Domestic sectors including banking, construction, and consumer discretionary are all likely to benefit from resurgent domestic growth. Over the next twelve to eighteen months however, Asia still has to contend with the possibility of a global slow down led by the developed markets. Asian market valuations are not stretched either compared to their own history or compared to global peers. Earnings' growth is going to be a key driver from here for most of the region with aggregate growth estimated at 10.74% for 2007 and 12.17% for 2008.

Edmund Harriss    February 19, 2007

ASIA FOCUS FUND

The Fund invests in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

The MSCI AC Far East Free Ex Japan Index is a market-capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Guinness Atkinson Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2006

One Year	Five Years	Ten Years
36.15%	22.73%	2.13%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI AC Far East Free Ex Japan Index is a market capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The index referenced in this chart is not available for investment and does not incur expenses.

FUND HIGHLIGHTS at December 31, 2006
GUINNESS ATKINSON ASIA FOCUS FUND

# of Holdings in Portfolio:	48
Portfolio Turnover:	95.7%
% of Stocks in Top 10:	35.1%
Fund Managers:
Edmund Harriss;
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)
China Mobile Ltd.	4.3%	Telekomunikasi Indonesia Tbk PT	3.3%
Angang Steel Co., Ltd.	4.2%	Hon Hai Precision Industry	3.3%
Samsung Electronics	3.8%	China Shipping Development Co., Ltd.	3.1%
POSCO	3.7%	PetroChina Co., Ltd.	3.1%
Wistron Corp.	3.5%	Taiwan Semiconductor Manufacturing Co., Ltd.	2.8%
Country Breakdown (% of net assets)
China	24%	Thailand	5%
Hong Kong	22%	Indonesia	3%
Taiwan	20%	Singapore	3%
Korea	16%	Philippines	0%
Malaysia	7%	Cash	0%
Sector Breakdown (% of Investments)
Steel-Producers	12.5%	Agricultural Operations	2.4%
Telecommunication Services	8.3%	Non-Ferrous Metals	2.3%
Computers	7.2%	Auto-Cars/Light Trucks	2.1%
Oil Exploration & Production	6.2%	Entertainment	2.1%
Semiconductors	6.0%	Tobacco	2.0%
Oil/Integrated	5.7%	Circuit Boards	1.9%
Electronic Components	5.4%	Coal	1.9%
Transportation	4.9%	Commercial Banks Non-US	1.7%
Real Estate Operation/Development	4.4%	Auto/Truck Parts & Equipment	1.4%
Cellular Telecom	4.3%	Chemicals-Other	1.3%
Electric Products-Misc	3.8%	Electric-Generation	1.1%
Metal Processors & Fabrication	3.7%	Textile-Products	1.0%
Distribution/Wholesale	2.8%	Machinery - General Industry	0.8%
Power Conv/Supply Equip	2.8%

SCHEDULE OF INVESTMENTS IN SECURITIES
at December 31, 2006

GUINNESS ATKINSON ASIA FOCUS FUND

Shares	COMMON STOCKS: 99.9%	Value
China: 24.6%
1,428,000	Angang Steel Co., Ltd.	$2,079,549
29,000	China Coal Energy Co.*	19,064
1,374,000	China Petroleum & Chemical Corporation	1,272,664
1,014,000	China Shipping Development Co., Ltd.	1,552,314
510,000	Dongfang Electrical Machinery Co., Ltd.^	1,364,671
510,000	Guangzhou R&F Properties Co., Ltd.	1,106,171
207,000	Haitian International Holdings Ltd.*	93,204
1,306,000	Jiangxi Copper Co., Ltd.	1,323,927
1,088,000	PetroChina Co., Ltd.	1,550,827
1,450,000	Shenzhen Expressway Co., Ltd.	871,123
1,122,800	Yanzhou Coal Mining Co., Ltd.	905,659
		12,139,173
Hong Kong: 21.7%
470,000	Chen Hsong Holdings	290,829
244,000	China Mobile, Ltd.	2,121,930
1,342,000	CNOOC, Ltd.	1,298,270
1,752,000	CNPC Hong Kong, Ltd.	962,402
2,524,000	Denway Motors, Ltd.	1,016,315
124,840	Esprit Holdings, Ltd.	1,384,381
1,860,000	Fittec International Group, Ltd.	275,173
45,892	HSBC Holdings Plc	840,111
165,000	Kingboard Chemical Holdings, Ltd.	641,040
7,500	Kingboard Laminates Holdings, Ltd.*	8,095
468,000	Sino Land Co.	1,081,301
1,832,000	Solomon Systech International, Ltd.	282,814
1,307,000	Victory City International Holdings	472,472
		10,675,133
Indonesia: 3.3%
1,460,000	Telekomunikasi Indonesia Tbk PT	1,643,448
Malaysia: 6.9%
274,700	Digi.Com Bhd	1,213,456
223,000	IOI Corp. Bhd	1,161,886
246,000	Resorts World Bhd	1,010,052
		3,385,394
Singapore: 3.0%
323,600	Jurong Technologies Industrial Corporation, Ltd.	227,932
595,650	Singapore Telecommunications, Ltd.	1,258,662
		1,486,594

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.9% Continued	Value
South Korea: 15.5%
7,750	Hyundai Mobis*	$711,970
32,100	Hyundai Steel Co.*	1,162,827
10,820	Korea Zinc Co., Ltd.	1,147,093
15,920	KT&G Corporation	967,183
5,450	POSCO	1,801,662
2,840	Samsung Electronics Co., Ltd.	1,863,064
		7,653,799
Taiwan: 20.4%
1,080,328	China Steel Corporation	1,139,055
519,031	Compal Electronics, Inc.	461,216
632,082	Coretronic Corp.	821,654
68,640	High Tech Computer Corporation	1,356,830
227,115	HON HAI Precision Industry Co., Ltd.	1,624,291
225,959	Novatek Microelectronics Corporation Ltd.	1,023,020
77,000	Shin Zu Shing Co., Ltd.	511,695
675,178	Taiwan Semiconductor Manufacturing Co., Ltd.	1,388,530
1,160,791	Wistron Corporation	1,726,275
		10,052,566
Thailand: 4.5%
199,500	Electricity Generating Pcl	526,824
1,220,000	Hana Microelectronics Pcl	932,592
289,000	PTT Exploration & Production Pcl	775,219
		2,234,635
	Total Common Stocks (cost $39,821,319)	49,270,742
	Total Investments in Securities (cost $39,821,319): 99.9%	49,270,742
	Other Assets less Liabilities: 0.1%	9,196
	Net Assets: 100.0%	$49,279,938

*  Non-income producing security.

^  Fair valued under direction of the Board of Trustees.

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS BY INDUSTRY
at December 31, 2006
GUINNESS ATKINSON ASIA FOCUS FUND

Industry	% of Net Assets
Steel-Producers	12.5%
Telecommunication Services	8.4
Computers	7.2
Oil Exploration & Production	6.2
Semiconductors	6.0
Oil/Integrated	5.7
Electronic Components	5.4
Transportation	4.9
Real Estate Operation/Development	4.4
Cellular Telecom	4.3
Electric Products-Misc	3.8
Metal Processors & Fabrication	3.7
Distribution/Wholesale	2.8
Power Conv/Supply Equip	2.8
Agricultural Operations	2.4
Non-Ferrous Metals	2.3
Auto-Cars/Light Trucks	2.1
Entertainment	2.0
Tobacco	2.0
Circuit Boards	1.9
Coal	1.9
Commercial Banks Non-US	1.7
Auto/Truck Parts & Equipment	1.4
Chemicals-Other	1.3
Electric-Generation	1.1
Textile-Products	1.0
Machinery-General Industry	0.8%
Total Investments in Securities	100.0
Other Assets less Liabilities	0.0
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

ASIA PACIFIC DIVIDEND FUND for the period ended December 31, 2006

1.  Performance

TOTAL RETURNS

	6 Months (actual)	Since Inception 31 March 2006 (actual)
Fund	19.36%	10.59%
Benchmark Index:
MSCI AC Pacific Ex Japan	22.35%	23.48%
S&P 500	12.73%	11.11%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If it had, returns would be lower. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Fund had a difficult first three months when markets suffered a significant setback in May as investors took fright at signs of increasing inflation concerns coming from the Federal Reserve. The effect was to negate all market gains made in the first half of the year. The second half of the year saw confidence return and the Fund performed very well in the midst of strongly rising markets.

Individual market performances are discussed in greater detail in the Asia Focus Fund report but from this Fund's perspective, holdings in China and Hong Kong performed well as Chinese-related companies made significant gains on greater confidence about growth prospects.

There were also good performances from the Fund's holdings in Malaysia, Indonesia and Singapore. The holdings in Taiwan have been moderate performers which is a reflection of the weak domestic economy. On a sector basis the Fund saw good performance from Materials, especially the steel companies which are held in China, Korea and Taiwan, and from telecom companies held in Indonesia and Malaysia.

The Fund has a significant exposure to Thailand and the extraordinary events there (described in the report for the Asia Focus Fund) including a coup in September and the imposition, followed by a rapid readjustment, of a foreign exchange levy hurt performance at the end of year.

Dividend payouts have been on a rising trend and we have also been seeing more capital restructuring involving the return of cash to shareholders as well as some share buybacks.

2.  Portfolio Position

Geographically, the portfolio has an overweight position in Hong Kong, New Zealand, Taiwan and Thailand relative to the benchmark. It is neutrally weighted in China, Indonesia and Malaysia and is underweight compared to the benchmark in Australia, Korea and Singapore. From a sector perspective the Fund has an overweight position in technology, particularly the consumer electronics sector, and is overweight in resources, industrial materials and manufacturing. It has a neutral weight in the consumer sector. The Fund is underweight in telecom and utilities as well as in banks and real estate.

3.  Outlook

The following is reproduced from the Asia Focus Fund report:

It seems hard to believe after all this time, but Asia is only now beginning to emerge from the massive cyclical downturn in 1998, known as the Asia crisis. Over the past eight years Asian countries have been forced to deal with weak domestic demand, excess capacity, depressed asset and property prices and low inflation. It is a core tenet of development economics that emerging nations grow faster than developed nations and that because of the high rate of capital creation through investment, their wealth should grow even faster. This has evidently not been the case for Asia ex Japan over the past ten years, with the notable exceptions of China and India.

The only real functioning driver of growth has been exports and over the last few years we have seen trade balances and foreign exchange reserves move sharply into surplus. And in the past year as the surpluses have grown so large we have seen regional currencies start to appreciate against the Dollar. The rising trade surpluses it should be noted were not due to a massive rise in exports as Asia became super-competitive but instead was the result of an import collapse in 1998/9 and stagnation since led by a drop not in consumption, but in investment.

At last this situation is changing. Asia is now moving from depression economics to normal economics. Construction and investment have ceased their trend declines and have turned positive in the last eighteen months. Domestic oversupply is easing and pushing up property prices across the region and inflation which has averaged around 1-2% is now likely to move back to its normal range of 5-6%. Higher inflation is not only a symptom of renewed activity but can also act as a stimulus for the return of investment.

We believe that Asia is now entering a period of buoyant wealth creation that has been largely absent for ten years. Domestic sectors including banking, construction, and consumer discretionary are all likely to benefit from resurgent domestic growth. Over the next twelve to eighteen months however, Asia still has to contend with the possibility of a global slow down led by the developed markets. Asian market valuations are not stretched either compared to their own history or compared to global peers. Earnings' growth is going to be a key driver from here for most of the region with aggregate growth estimated at 10.74% for 2007 and 12.17% for 2008.

From the specific perspective of this fund, we believe that investors should look forward with confidence for the next ten years at least. Asia looks well balanced financially and is on the verge of a domestic led recovery which is now starting to become apparent. Companies have improved and moved on from the previous approach of garnering market share at any cost. There has been a steady increase in dividend payout ratios and a general expectation that companies ought to pay dividends as a sign of awareness of their obligations to shareholders.

Edmund Harriss    February 19, 2007

Short-term performance, in particular, is not a good indication of the Fund's future performance and an investment should not be made based solely on returns.

The Fund invests in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

The MSCI AC Far East Free Ex Japan Index is a market-capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Guinness Atkinson Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

ASIA PACIFIC DIVIDEND FUND

Growth of $10,000

  Total Return
  Periods Ended December 31, 2006

Since Inception (03/31/06)
10.67%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The MSCI AC Far East Free Ex Japan Index is a market capitalization weighted index of over 450 stocks traded in eight Asian markets, excluding Japan. The index referenced in this chart is not available for investment and does not incur expenses.

FUND HIGHLIGHTS at December 31, 2006
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

# of Holdings in Portfolio:	37
Portfolio Turnover:	49.3%
% of Stocks in Top 10:	36.7%
Fund Managers:
Edmund Harriss;
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)
Vtech Holdings Ltd	4.4%	High Tech Computer Corp	3.5%
Angang Steel Co Ltd	4.4%	China Steel Corp	3.4%
Incitec Pivot Ltd	3.9%	United Overseas Bank Ltd	3.3%
Telekomunikasi Tbk PT	3.8%	China Shipping Development Co Ltd	3.2%
Digi.Com Bhd	3.6%	HSBC Holdings PLC	3.2%
Country Breakdown (% of net assets)
Hong Kong	19%	New Zealand	5%
Taiwan	18%	Korea	4%
China	13%	Indonesia	4%
Thailand	13%	Malaysia	4%
Australia	11%	Singapore	3%
Cash	6%
Sector Breakdown (% of Investments)
Commer Banks Non-US	15.7%	Electronic Components	2.6%
Steel-Producers	14.4%	Forestry	2.5%
Telecommunication	12.6%	Oil Refining & Marketing	2.4%
Semiconductors	8.1%	Auto/Truck Parts & Equipment Replacement	2.2%
Transportation	6.2%	Finance-Commercial	2.1%
Computers	5.8%	Electric-Integrated	1.4%
Building & Construction Production	5.7%	Metal Processors & Fabrications	1.2%
Agricultural Chemicals	4.2%	Tobacco	1.0%
Oil/Integrated	3.2%	Machinery-General Industry	0.2%
Distribution/Wholesale	3.1%	Food-Meat Products	0.1%
Circuit Boards	2.6%	Coal	0.1%
Chemicals-Plastics	2.6%

SCHEDULE OF INVESTMENTS IN SECURITIES
at December 31, 2006

GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Shares	COMMON STOCKS: 94.2%	Value
Australia: 11.2%
9,150	CSR, Ltd.	$27,151
12,100	Great Southern Plantations	27,001
1,600	Incitec Pivot, Ltd.	44,642
7,800	Onesteel, Ltd.	28,886
		127,680
China: 13.6%
34,000	Angang Steel Co., Ltd.	49,513
1,000	China Coal Energy Co.*	657
24,000	China Shipping Development Co., Ltd.	36,741
5,000	Haitian International Holdings, Ltd.*	2,251
1,000	People's Food Holdings, Ltd.	809
24,000	PetroChina Co., Ltd.	34,209
50,000	Shenzhen Expressway Co., Ltd.	30,039
		154,219
Hong Kong: 19.1%
5,600	Bank of East Asia, Ltd.	30,762
2,000	CLP Holdings, Ltd.	14,730
3,000	Esprit Holdings, Ltd.	33,268
400	HSBC Holdings Plc - ADR	36,613
16,000	Industrial and Commercial Bank of China Asia, Ltd.	30,710
144,000	Solomon Systech International, Ltd.	22,230
8,000	Vtech Holdings, Ltd.	49,760
		218,073
Indonesia: 3.8%
38,500	Telekomunikasi Indonesia Tbk PT	43,338
Malaysia: 3.7%
9,400	Digi.Com Bhd	41,523
New Zealand: 5.3%
4,400	Fletcher Building, Ltd.	34,321
5,600	New Zealand Refining Co., Ltd.	25,695
		60,016
Singapore: 3.3%
3,000	United Overseas Bank, Ltd	37,762
South Korea: 4.2%
180	KT&G Corporation	10,935
110	POSCO	36,364
		47,299

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 94.2% Continued	Value
Taiwan: 17.8%
36,910	China Steel Corporation	$38,916
25,734	Compal Electronics, Inc.	22,867
8,400	Depo Auto Parts Ind Co., Ltd.	23,695
23,096	Greatek Electronics, Inc.	30,590
2,000	High Tech Computer Corporation	39,535
7,549	Novatek Microelectronics Corporation, Ltd.	34,178
2,000	Shin Zu Shing Co., Ltd.	13,291
		203,072
Thailand: 12.2%
58,200	Delta Electronics Thai	27,664
36,800	Hana Microelectronics Pcl	28,131
98,000	Krung Thai Bank Pcl	32,145
58,600	Thai Plastic & Chemical Pcl	27,854
59,300	Thanachart Captial Pcl	22,747
		138,541
	Total Common Stocks (cost $991,114)	1,071,523
	Total Investments in Securities (cost $991,114): 94.2%	1,071,523
	Other Assets less Liabilities: 5.8%	66,415
	Net Assets: 100.0%	$1,137,938

* Non-income producing security.

ADR American Depository Receipt

The accompanying notes are an integral part of these financial statements.

SCHEDULE OF INVESTMENTS BY INDUSTRY
at December 31, 2006
GUINNESS ATKINSON ASIA PACIFIC DIVIDEND FUND

Industry	% of Net Assets
Commer Banks Non-US	14.8%
Steel-Producers	13.5
Telecommunication Services	11.8
Semiconductors	7.6
Transportation	5.9
Computers	5.5
Building & Construction Production	5.4
Agricultural Chemicals	3.9
Oil/Integrated	3.0
Distribution/Wholesale	2.9
Circuit Boards	2.5
Chemicals-Plastics	2.4
Electronic Components	2.4
Forestry	2.4
Oil Refining & Marketing	2.2
Auto/Truck Parts & Equipment Replacement	2.1
Finance-Commercial	2.0
Electric-Integrated	1.3
Metal Processors & Fabrications	1.2
Tobacco	1.0
Machinery-General Industry	0.2
Food-Meat Products	0.1
Coal	0.1
Total Investments in Securities	94.2
Other Assets less Liabilities	5.8
Net Assets	100.00%

The accompanying notes are an integral part of these financial statements.

CHINA & HONG KONG FUND for the period ended December 31, 2006

1.  Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	3 Years	5 Years	10 Years
Fund	39.65%	18.64%	19.19%	6.76%
Benchmark Index:
Hang Seng Composite	47.87%	23.84%	19.93%	N/A
Hang Seng	38.51%	20.79%	16.09%	7.49%
S&P 500	15.78%	10.44%	6.19%	8.42%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If it had, returns would be lower.

Shares in China and Hong Kong had a strong year overall in 2006 although in truth most of the gains were made in the second half of the year. The year opened with strong equity markets but in May investors took fright concerned that inflation pressures in the US and elsewhere would precipitate more severe monetary tightening. Most markets gave up whatever gains they had made and retreated to levels at which they began the year. When these fears subsided then investors' enthusiasm returned in earnest.

Chinese shares including H shares, Red Chips and other China-related companies were substantially re-rated. This was fuelled by a belief that China's economic growth is now sufficiently robust to withstand periodic overheating of some sectors and that policymakers have sufficient control over the economy to make the necessary adjustment without precipitating a sharp overall downturn.

Another driving factor is the clear decision to allow the currency to appreciate against the US Dollar. The trade surplus and the accumulation of foreign exchange reserves have now reached levels that pose economic concerns as well as political and trade tensions. It seems very likely that this ballooning surplus is a temporary phenomenon and has more to do with policymakers' efforts to slow hot domestic investment, resulting in a substantial fall in imports in 2005 and 2006, rather than a structural issue. Investment will definitely pick up again but the challenge will be to ensure this is directed productively rather than to yet another steel mill or aluminium smelter. In the meantime, a trend of appreciation in the currency is expected to continue.

Two sectors that performed especially well in the year were Chinese financial companies, including banks and insurance, and real estate companies. China has now listed three of the big four commercial banks, the most recent being the $21 billion offering of the Industrial and Commercial Bank of China (ICBC). There has also been a series of smaller regional banks coming to the market.

It is worth pointing out that the Fund has not been invested in this area, other than to take a small initial position in ICBC at the offering. The financial sector is one of the last remaining areas in China where pricing is regulated. Banks cannot price deposits above a certain level and cannot offer loans below a certain level. In the same way life assurance products cannot offer guaranteed returns above a level broadly equivalent to deposit rates. This means that profitability is ensured by regulated pricing. What we also know is that China is moving, with plenty of encouragement from the US, toward restructuring its financial markets, weaning banks away from interest income toward fee-based products such as bank assurance and introducing flexibility to the currency. This will mean de-regulation and opening intense competition between banks and insurers which is presently officially contained.

Hong Kong also performed well in 2006. For a number of years since the downturn in 1998 the market has been hobbling along, either held back or overshadowed by China and trying to come to terms with collapse in property prices and the subsequent overhang of excess real estate supply. Construction activity has been weak and inflation has been slow to turn positive after a long period of falling prices. However, this year things have come good. Property prices have moved higher and stayed higher as the supply overhang looks ready to clear. Wage growth has picked up and is expected to accelerate into 2007; and as inflation picks up from around 1% to 2% in 2006 to 3% on average in 2007 real interest rates will come down. The government too is feeling more confident as a rising corporate tax take improves the budget and has encouraged it to increase spending.

CHINA & HONG KONG FUND

2.  Portfolio Position

At the end of the year 72% of the portfolio was invested in H Shares, red Chips and China Plays and 26% was invested in Hong Kong companies. On a sector basis the key exposures were to consumer stocks, industrial companies including steel, metals and manufacturers and to resources, namely coal and oil. The Fund also had an overweight position in the transport sector and had a significant position on mobile telephony. The Fund had an underweight position in the financials sector both in Hong Kong and China.

3.  Outlook

The strong performance we have seen in Chinese companies is welcome inasmuch as it reflects what we believe to be the case, namely that China's economy has moved on in the last five years to become a broader and more balanced economy and one that no long depends on Central Government pump-priming. The success that China has had in slowing certain sectors while allowing others to continue to flourish, without it all grinding to a halt as in the recent past is testimony to how far it has come.

However, just as we have seen certain economic sectors overheat so too we have seen certain market sectors become heavily over-valued, in our opinion. It is unfortunate that the sectors where this is most apparent are also those that are most opaque and the least free in the scope of their operations and the most vulnerable to regulatory changes. These sectors are also in the firing line for the most challenging stage of China's journey to a true market-based economy. Secretary Paulson has made the point that financial reform is crucial not only to address global imbalances but also to address China's own domestic imbalances. In that respect the efficient allocation of capital is of key importance.

We do not believe that investors should be put off by the foregoing but that it is important to understand what needs to happen in China and how best to benefit from it. Investment growth in China is still substantial with major power, resources and infrastructure projects (especially rail projects) planned or underway. China's manufacturing base is becoming more sophisticated and lower end labour intensive businesses are already moving away to countries like Vietnam and Bangladesh. At the same time there are still 200 million rural labourers yet to be absorbed into the manufacturing economy. This story has a long way to run.

In the meantime we would like to thank investors for choosing this Fund and to assure investors that we are firm believers in the China story. At the same time we will continue to serve what we believe to be investors' best interests by focusing on those companies that offer value, whose businesses are more predictable and that we believe will be the prime beneficiaries of this extraordinary social, cultural and economic transformation.

Edmund Harriss    February 19, 2007

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market-capitalization for the past twelve months. The Hang Seng Composite Index commenced on January3, 2000 and therefore does not have five-year returns or returns since the Fund's inception. The Hang Seng Index is a barometer of the Hong Kong Stock Market which comprises 33 constituent stocks, whose aggregate market-capitalization accounts for about 70% of the total market-capitalization of the Stock Exchange of Hong Kong Limited. The Standard & Poor's 500 Index is a market-capitalization weighted index composed of 500 widely held common stocks of U.S. companies. These indices are unmanaged, not available for investment and do not incur expenses.

The Fund invests in foreign securities which involves greater volatility and political, economic and currency risks and differences in accounting methods.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Guinness Atkinson Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2006

One Year	Five Years	Ten Years
39.65%	19.19%	6.76%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Hang Seng Composite Index is a market-capitalization weighted index that comprises the top 200 companies listed on the Hong Kong Stock Exchange, based on the average market capitalization for the past twelve months. The Fund changed its benchmark from the Hang Seng to the Hang Seng Composite Index to more accurately reflect the market sectors in which the Fund invests. The Hang Seng Composite Index commenced on 01/31/00. The index referenced in this chart is not available for investment and does not incur expenses.

FUND HIGHLIGHTS at December 31, 2006
Guinness Atkinson China & Hong Kong Fund

# of Holdings in Portfolio:	42
Portfolio Turnover:	64.8%
% of Stocks in Top 10:	53.7%
Fund Managers:
Edmund Harriss;
Timothy W.N. Guinness

Top 10 Holdings (% of net assets)
PetroChina Co Ltd.	8.2%	HSBC Holdings PLC	4.6%
China Mobile Ltd.	8.1%	Esprit Holdings Ltd.	4.0%
CNOOC Ltd.	7.4%	Dongfang Electrical Machinery Co., Ltd.	4.0%
Angang Steel Co., Ltd.	5.5%	China Petroleum & Chemical Corp.	3.6%
China Shipping Development Co., Ltd.	4.8%	Guangzhou R&F Properties Co., Ltd.	3.5%
Country Breakdown (% of net assets)
China	72.0%	Hong Kong	26.0%
Sector Breakdown (% of Investments)
Oil & Gas	18.4%	Auto - Cars/Light Trucks	2.7%
Telecommunications	10.4%	Electronics	2.7%
Real Estate	9.8%	Electric - Integrated	2.3%
Commercial Banks	7.5%	Techtronic Industries Co.	2.0%
Transportation	7.1%	Agricultural Operations	1.8%
Steel Producers	5.6%	Machinery - Diversified	1.7%
Diversified Operations	5.3%	Semiconductor Components - Integrated Circuits	1.6%
Distribution/Wholesale	4.1%	Rental Auto/Equipment	1.6%
Power Conversion/Supply Equipment	4.0%	Textiles	1.4%
Petrochemicals	3.7%	Retail	0.2%
Metal - Processors & Fabricators	3.1%	Electronic Components - Miscellaneous	0.0%
Coal	3.0%

SCHEDULE OF INVESTMENTS IN SECURITIES
at December 31, 2006

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 98.0%	Value
Agricultural Operations: 1.8%
3,984,000	Chaoda Modern Agriculture	$2,567,743
Auto – Cars/Light Trucks: 2.6%
9,314,000	Denway Motors, Ltd.	3,750,379
Coal: 3.0%
81,000	China Coal Energy Co.*	53,248
5,155,200	Yanzhou Coal Mining Co., Ltd.	4,158,222
		4,211,470
Commercial Banks: 7.3%
253,850	Dah Sing Financial Holdings, Ltd.	2,297,396
358,363	HSBC Holdings Plc	6,560,284
145,400	Wing Hang Bank, Ltd.	1,644,174
		10,501,854
Distribution/Wholesale: 4.0%
519,071	Esprit Holdings, Ltd.	5,756,104
Diversified Operations: 5.2%
249,500	Swire Pacific, Ltd - Class A	2,638,378
3,724,000	Tianjin Development Holdings, Ltd.	2,644,498
579,000	Wharf Holdings, Ltd.	2,130,292
		7,413,168
Electric – Integrated: 2.2%
431,000	CLP Holdings, Ltd.	3,174,295
Electronic Components - Miscellaneous: 0.0%
100	Surface Mount Technology Holdings, Ltd., warrants, Exp 8/29/09*	1
Electronics: 2.6%
950,000	Kingboard Chemicals Holdings, Ltd.	3,690,839
43,181	Kingboard Laminates Holdings, Ltd.*	46,607
		3,737,446
Machinery – Diversified: 1.7%
3,510,000	Chen Hsong Holdings, Ltd.	2,171,935
588,000	Haitian International Holdings, Ltd.*	264,752
		2,436,687
Machinery Tools & Related Products: 1.9%
2,110,000	Techtronic Industries Co.	2,730,706
Medical – Drugs: 0.0%
1,240,000	Far East Pharmaceutical Technology*†^	—
Metal – Processors & Fabercations: 3.1%
4,316,000	Jiangxi Copper Co., Ltd.	4,375,243

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON CHINA & HONG KONG FUND

Shares	COMMON STOCKS: 98.0% Continued	Value
Oil & Gas: 18.0%
10,957,000	CNOOC, Ltd.	$10,599,956
6,210,000	CNPC Hong Kong, Ltd.	3,411,254
8,256,000	PetroChina Co., Ltd.	11,768,037
		25,779,247
Petrochemicals: 3.6%
5,570,000	China Petroleum & Chemical Corporation	5,159,199
Power Conversion/Supply Equipment: 4.0%
2,114,000	Dongfang Electrical Machinery Co., Ltd.^	5,656,697
Real Estate: 9.6%
2,302,000	Guangzhou R&F Properties Holdings, Ltd.	4,992,953
200,000	Hopewell Holdings, Ltd.	695,972
3,600,000	Midland Holdings, Ltd.	1,829,339
1,624,000	Sino Land Co.	3,752,208
1,330,000	Wheelock & Co., Ltd.	2,515,148
		13,785,620
Rental Auto/Equipment: 1.5%
925,000	Cosco Pacific, Ltd.	2,184,786
Retail: 0.2%
698,000	Glorious Sun Enterprises, Ltd.	325,056
Semiconductor Components – Integrated Circuits: 1.6%
7,070,000	FITTEC International Group, Ltd.	1,045,952
7,816,000	Solomon Systech International, Ltd.	1,206,592
		2,252,544
Steel Producers: 5.5%
5,366,000	Angang New Steel Co., Ltd.	7,814,329
Telecommunications: 10.2%
1,335,000	China Mobile, Ltd.	11,609,741
473,000	Vtech Holdings, Ltd.	2,942,065
		14,551,806
Textiles: 1.4%
5,512,000	Victory City International Holdings, Ltd.	1,992,554
Transportation: 7.0%
2,621,000	China Shipping Container Lines Co., Ltd.	704,706
4,510,000	China Shipping Development Co., Ltd.	6,904,275
3,784,000	Shenzhen Expressway Co., Ltd.	2,273,331
235,050	Tianjin Port Development Holdings, Ltd.*	74,083
		9,956,395
	Total Common Stocks (cost $100,368,643)	140,113,329
	Total Investments in Securities (cost $100,368,643): 98.0%	140,113,329
	Other Assets less Liabilities: 2.0%	2,865,349
	Net Assets: 100.0%	$142,978,678

*  Non-income producing security.

^  Fair valued under direction of the Board of Trustees.

†  Illiquid

The accompanying notes are an integral part of these financial statements.

GLOBAL ENERGY FUND for the period ended December 31, 2006

1. Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (actual)	Since Inception 30 June 2004
Fund	9.85%	36.93%
Benchmark Index:
S&P 500	15.84%	11.14%
MSCI World Energy Index*	15.85%*	23.51%*

*Price return, excludes dividends

Source: Bloomberg

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If it had, returns would be lower. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Global Energy Fund over the course of 2006 produced a total return of 9.85%. This compared to the MSCI World Energy Index return of 15.85% and the S&P500 Index return of 15.84%. However since over the 30 months since launch the fund is up 104.3% (37.02% pa) whilst the MSCI World Energy Index is up 69.5% (23.51%pa)(price only) the satisfactory longer term performance of the Fund remains intact. Essentially 2006 was a year in which a quarter of the previous 18 months outperformance against the index was given back. Much of the 2006 underperformance during the year was due to the strong performance of Exxon which constitutes 16% of the index and was not held by the Fund. Another significant contributory factor was not reducing the Fund's exposure to US natural gas by enough at the beginning of the year.

2. Activity

Although there was some buying and selling throughout the year, it was mainly concentrated into two periods. In January we sold three gas-oriented US E&P stocks (Burlington, Chesapeake and Devon), sensing that the gas price (unlike the oil price) was likely to average 10% less in 2006 than 2005. We also started to sell off our position in Abbot Group, a UK oil services stock, which was up 30% since June. We finished this sale in March. In their place we bought six oil services stocks: we bought a unit each of Helix (formerly CalDive), Global SantaFe and Patterson, and a third unit each of Todco, Unit Corp and Ensign. Global SantaFe and Todco are offshore drillers; Patterson, Ensign and Unit Corp are onshore drillers, while Helix offers subsea oilfield services. Ensign is a Canadian stock, while the other five are all US companies.

At the end of April we acquired half a holding in CNOOC, which was trading at an all-time discount to Petrochina. This was financed by selling half of our holding in Shell Canada.

The second big change came in late October and November, when we made three changes. We sold our holding in Repsol, which had moved up 20% in a month. In its place we bought BP, which underperformed the market last year and looked cheap. We also took profit on Shell Canada, which rose 47% between October 3rd and October 27th, and CNOOC, which was up 26% year to date. These two half units were replaced with a full unit of Imperial Oil, which was the cheapest Oil Sands company on a pure Price/NAV basis. We also switched half of our Canadian Oil Sands Trust holding into Suncor. The Trust had outperformed the oil sands group and Suncor, like Imperial Oil, looked better value on a Price/NAV basis.

Over the year we also added three small holdings to the 'research' portfolio. In March we bought a holding in Encore Oil, a North Sea exploration company with an interesting acreage position and proven management. In September we added Petroworld (now Coastal Energy Company), a small independent exploration and production company with a focus on oil and gas reserves within Thailand. In December we took a small position in China Coal Corporation. This was the Hong Kong Listing of the former national coal corporation, now the second biggest coal producer in the PRC.

GLOBAL ENERGY FUND

3. Portfolio Position

The Portfolio at December 31st 2006 consisted of 29 core holdings, each broadly equally weighted, comprising c.98% of the portfolio (ignoring cash) and 10 "research" holdings in small cap stocks comprising in aggregate a little under 2%. Of the 29 core holdings, 27 were whole units and two were split: one was 50/50 Suncor/Canadian Oil Sands Trust, while the other was one third Todco, one third Unit Corp, and one third Ensign.

The portfolio on the 31st December, by our calculations, had a PER (2006) of 10.5X. By comparison, the S&P500 Index at 1418.30 was on a PER of 16.7X (2006), based on S&P500 2006 eps estimate of 85.14.

The better performing holdings over the year were Petrochina, Marathon, Petrobras, Canadian Oil Sands Trust, Chevron, ConocoPhillips, Occidental and Global SantaFe all of which returned over 20%. It is interesting that two of the top three performers, Petrochina and Petrobras, which returned 72% and 45% respectively, are emerging market stocks and national champions, and that six of our top eight are 'integrated' oil companies. The worst performing holdings were Patterson-UTI, Ensign, Unit Corp, Pioneer Natural Resources, and Sunoco. The first three are all land drillers and thus highly sensitive to the gas price, which averaged $6.74 per Mcf in 2006 versus $8.89 in 2005.

The Sector and Geographic weightings of the portfolio (ignoring cash) at 31st December were as follows:

Sector Breakdown

	31 Dec 2006	31 Dec 2005
Integrated	23.6	20.6
E&P/Refining	6.7	6.9
Sub total integrated	30.3	27.5
Emerging Markets	10.8	14.2
Sub total Emerging Markets	10.8	14.2
E&P Oil Sands	18.0	17.8
E&P	17.6	27.4
Sub total E&P	35.6	45.2
Oil Services & Equipment	13.3	2.8
Refining	6.7	6.9
Coal	3.3	3.4
Total	100.0	100.0

Geographic Breakdown

	31 Dec 2006	31 Dec 2005
US	55.9	54.7
Canada	22.8	21.4
UK	7.1	6.3
Latin America	3.4	7.0
Europe	3.6	3.4
China	3.6	3.5
South Africa	3.3	3.5
Other	0.3	0.2
	100.0	100.0

There have been significant sectoral and geographical shifts. The changes early in the year saw a move out of E&P into Oil Services and the sales of Repsol and CNOOC have cut our exposure to Emerging Markets. Similarly, the sale of Repsol has halved our interests in Latin America.

4. Market Background

The oil price (WTI) opened at $61.04 on January 3rd and closed at $61.05 on December 29th but it was anything but a straight line in between. The average price over the year was c$66, compared with c$56.5 in 2005, with a high of $77.03 in mid-July and a low of $55.81 in mid-November.

The underlying story was of a strong run-up in the first half of the year, and a sharp fall in the second. The run-up was caused by several geopolitical factors: tension between the US and Iran over Iran's uranium enrichment program, conflict in the Middle East between Israel and Lebanon, and continued unrest in Nigeria. There was also the very real supply shut-in at Prudhoe Bay, the largest oil field in the US, and the more speculative fear of hurricanes and the opening up of long positions on Nymex. However, the fall from $77 was every bit as dramatic. The hurricane season was benign, peace returned to the Middle East, and speculators closed out their long positions, with the result that WTI fell $20 in three months. Only when OPEC promised to cut twice in quick succession did the oil price find some support, and indeed it rallied in November and December on the news.

The gas price (Henry Hub) averaged $6.74 over the year, down from an average of $8.89 in 2005. With the exception of a bounce in July driven by a spell of very hot weather, the price fell consistently from $9.52 at the start of the year to $3.63 at the end of September. This was caused by unusually warm weather in January and February which meant that the gas in storage was never worked off. As a consequence, storage was almost full again by September, long before the first winter draw. There were some encouraging withdrawals in October and November which drove the price back up to $8, but a warm December saw it fall back to $5.50 where it ended the year.

5. Outlook

Whilst in the very short term the big factor may be the weather in the medium term it will continue to be OPEC. With two production cuts in two months OPEC has taken centre stage, and with Angola (1.4 million barrels per day) joining the cartel in 2007 the importance of OPEC's price monitoring will be more important than ever. Historically they have been slow to react to price movements, and their discipline is sure to be tested in the coming 12 months just as it has been in the past. My feeling is that they are keen to defend a floor of $50; whether or not they can is another matter but my view is that in the end they normally succeed. Of course important other factors will be developing world demand (expected by us to be over 1m b/d) and non OPEC supply growth (expected by us to fall slightly short of demand growth again).

Looking further ahead, we believe the future for oil and gas companies over the next 30 years is bright. The growth in demand should continue to outstrip the growth in supply and the companies should benefit accordingly. The challenge we face is to identify the companies best placed to take advantage of this opportunity.

Tim Guinness  January 25, 2007

The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East. The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not incur expenses.

PER – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share. EPS – Earnings per Share ratio is the total earnings divided by the number of shares outstanding.

The Fund invests in foreign securities which will involve greater volatility, political, economic and currency risks and differences in accounting methods.

The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Guinness Atkinson Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

GLOBAL ENERGY FUND

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2006

One Year	Since Inception (06/30/04)
9.80%	36.93%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

"The MSCI World Index is an unmanaged index composed of more than 1,400 stocks listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. These indices are unmanaged, not available for investment and do not incur expenses.

FUND HIGHLIGHTS at December 31, 20067
GUINNESS ATKINSON GLOBAL ENERGY FUND

# of Holdings in Portfolio:	42
Portfolio Turnover:	47.2%
% of Stocks in Top 10:	34.1%
Fund Managers:
Timothy W.N. Guinness;
Edmund Harriss

Top 10 Holdings (% of net assets)
OPTI Canada Inc.	3.5%	OMV AG	3.4%
PetroChina Co., Ltd.	3.5%	Anadarko Petroleum Corp.	3.4%
Imperial Oil Ltd.	3.5%	Marathon Oil Corp.	3.4%
Nexen Inc.	3.4%	Tesoro Corp.	3.3%
Petroleo Brasileiro SA	3.4%	Apache Corp.	3.3%
Country Breakdown (% of net assets)
United States	55.3%	Austria	3.4%
Canada	22.3%	Netherlands	3.3%
Britain	3.9%	South Africa	3.3%
China	3.7%	Cayman Islands	0.3%
Brazil	3.4%	Ireland	0.2%
Sector Breakdown (% of Investments)
Oil & Gas-Exploration & Production	27.4%	Oil Refining & Marketing	6.7%
Oil & Gas-Producers	23.7%	Coal	3.3%
Oil/Integrated	15.2%	Oil & Gas-Field Services	3.3%
Oil & Gas	10.2%	Machinery-General Industry	0.2%
Oil & Gas-Drilling	10.0%

SCHEDULE OF INVESTMENTS IN SECURITIES
at December 31, 2006

GUINNESS ATKINSON GLOBAL ENERGY FUND

Shares	COMMON STOCKS: 99.0%	Value
Coal: 3.3%
29,000	China Coal Energy Co.*	$18,831
52,900	Peabody Energy Corporation	2,137,689
		2,156,520
Machinery – General Industry: 0.2%
299,356	Shandong Molong Petroleum Machinery Co., Ltd.	110,086
Oil & Gas: 10.1%
29,396	Chevron Corporation	2,161,488
23,558	Marathon Oil Corporation	2,179,115
23,785	Petroleo Brasileiro SA - ADR	2,223,422
		6,564,025
Oil & Gas – Drilling: 9.9%
45,042	Ensign Energy Services, Inc.	711,037
36,510	GlobalSantaFe Corporation	2,146,058
92,880	Patterson-UTI Energy, Inc.	2,157,602
20,830	Todco*	711,761
14,680	Unit Corporation*	711,246
		6,437,704
Oil & Gas – Exploration & Production: 27.1%
99,000	Afren PLC*	109,034
50,140	Anadarko Petroleum Corporation	2,182,093
32,649	Apache Corporation	2,171,485
39,708	Canadian Oil Sands Trust	1,111,535
364,358	Coastal Energy Co.*	168,894
31,759	Dragon Oil PLC*	107,394
46,316	EnCana Corporation	2,133,410
308,000	EnCore Oil PLC*	150,824
67,091	Granby Oil & Gas PLC*	120,683
6,200	Grey Wolf Exploration, Inc.*	16,073
600	Imperial Energy Corporation PLC*	7,490
40,644	Nexen, Inc.	2,239,903
132,278	OPTI Canada, Inc.*	2,245,984
45,310	Plains Exploration & Production Co.*	2,153,584
42,200	Synenco Energy, Inc.*	518,376
46,441	Whiting Petroleum Corporation*	2,164,151
		17,600,913
Oil & Gas – Field Services: 3.3%
67,840	Helix Energy Solutions Group, Inc.*	2,128,141

The accompanying notes are an integral part of these financial statements.

Shares	COMMON STOCKS: 99.0% Continued	Value
Oil & Gas – Producers: 23.5%
30,158	ConocoPhillips	$2,169,869
44,278	Occidental Petroleum Corporation	2,162,095
38,863	OMV AG	2,203,411
52,690	Petro-Canada	2,159,704
1,593,000	PetroChina Co., Ltd.	2,245,470
54,310	Pioneer Natural Resources Co.	2,155,564
58,557	Sasol, Ltd.	2,148,146
		15,244,259
Oil Refining & Marketing: 6.6%
34,430	Sunoco, Inc.	2,147,055
33,040	Tesoro Corporation	2,173,041
		4,320,096
Oil/Integrated: 15.0%
192,525	BP Plc	2,147,705
42,913	Hess Corporation	2,127,197
60,863	Imperial Oil, Ltd.	2,242,879
61,551	Royal Dutch Shell PLC	2,168,354
13,934	Suncor Energy, Inc.	1,097,903
		9,784,038
	Total Common Stocks (cost $55,831,757)	64,345,782
	Total Investments in Securities (cost $55,831,757): 99.0%	64,345,782
	Other Assets less Liabilities: 1.0%	644,679
	Net Assets: 100.0%	$64,990,461

*  Non-income producing.

ADR  American Depository Receipt

The accompanying notes are an integral part of these financial statements.

GLOBAL INNOVATORS FUND for the period ended December 31, 2006

1. Performance

AVERAGE ANNUALIZED TOTAL RETURNS

	1 Year (Actual)	3 Years	5 Years	Since Inception 15 December 1998
Fund	18.76%	13.77%	6.64%	5.45%
Benchmark Indices:
S&P 500	15.79%	10.45%	6.19%	3.85%
NASDAQ	10.39%	7.17%	4.99%	2.32%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

The Fund imposes a 2% redemption fee on shares held less than 30 days. Performance data quoted does not reflect the redemption fee. If it had, returns would be lower. Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower.

The Global Innovators Fund over the course of 2006 performance produced a total return of 18.76%. This compared favourably to the total return of the broader market which as measured by the S&P500 was 15.79% and as measured by the NASDAQ was 10.39%.

This table sets out the comparative returns in discrete years since launch

	2006	2005	2004	2003	2002	2001	2000	1999
Fund	18.76%	11.82%	10.89%	35.97%	-31.13%	-29.05%	-16.78%	68.68%
Benchmark Indices
S&P 500	15.79%	4.91%	10.87%	28.67%	-22.09%	-11.88%	-9.10%	21.04%
Fund	above	above	above	above	below	below	below	above
NASDAQ	10.39%	2.12%	9.15%	50.77%	-31.23%	-20.8%	-39.18%	86.12%
Fund	above	above	above	below	above	below	above	below

For the third year running the fund has out performed both the S&P500 and the NASDAQ whereas in the five previous years the fund normally turned in a performance between that of the S&P500 and the NASDAQ.

2 Portfolio Construction and Activity

Dealing in the first half of the year was limited to dealing on flows and rebalancing the portfolio.

In the third quarter Wired Magazine published the 2006 Wired 40. New companies that entered the list were Sunpower, Infospace, Verizon, Dupont and Lenovo. In August we made a number of changes to the portfolio. We sold our holdings in Dell, WPP and First Data and we bought Lenovo, Infospace, Parametric Technology and Applied Materials. In September after the oil price had come back from its record highs we bought Schlumberger.

In October we made two switches. We sold Apple and Acxiom and bought TD Ameritrade and Ebay.

Successful stocks over the year were Nvidia (up 102%), Nucor (up 64%), Qwest (up 48%), Cable and Wireless (up 48%) and Oracle (up 40%). Our worst performing stock was Amazon (down 16%).

The sector allocation at the beginning and end of the year; and for comparison at the end of 2002 to 2004 was as follows:

Sector	29 Dec 2006	31 Dec 2005	31 Dec 2004	31 Dec 2003	31 Dec 2002	2006 vs 2005
Telecommunications	17.0	14.2	14.4	17.8	15.3	+
I T Hardware	14.5	21.2	16.8	15.9	11.8	--
Financial	11.5	7.8	10.0	13.3	13.2	+
I T Software	12.1	13.4	14.8	13.3	13.6	–
Media/Entertainment	7.5	12.8	15.1	12.3	12.5	--
Services	–	4.3	5.5	7.8	11.0	–
Healthcare	1.8	2.2	1.0	4.9	4.3	=
Consumer	4.1	4.1	7.9	3.7	2.9	=
Retail	7.1	7.8	4.0	3.5	3.9	=
I T Internet	10.4	0.0	0.0	3.5	9.2	++
Basic Materials	7.0	8.3	10.0	2.9	2.5	–
Energy	7.0	3.9	–	–	–	+
	100	100	99.5	98.9	100.3

Note: = means change less than 1%; -- or ++ means change over 5%.

At the end of the year the portfolio had 30 holdings.

3 Outlook & Strategy

The PER of the fund at the year end was 17.9X (2006) compared with the S&P 500's PER of 16.7X. Earnings of the Funds stocks are, however, projected to grow by 18% in 2007 bringing the PER (2007) down to 15.2X. In addition according to our Holt discounted cashflow metric, the funds holdings were on average undervalued against the market by some 20% (25% upside). Our objective continues to be to out perform both the S&P500 index and the NASDAQ index.

To achieve this we continue to seek attractive investment opportunities among companies that have once been in the Wired Index and thus that exhibit New Economy characteristics. Our four factor screening process forms the basis of our investment approach. These four factors are: (a) value, meaning a disciplined quantitative methodology used to rank all companies on similar basis projecting their internal cash flows using consensus forecast and historic trend data and applying a common overall market determined discount rate to imply fair value and compare this to actual price); (b) business quality (quantitatively ranking companies for the attractiveness of their return on capital metrics); (c) improving results (1 and 3 month earnings estimates revisions); and (d) good recent market price performance (looking particularly for above trend momentum and rising volatility). This screening approach is supported by appropriate due diligence both on the quality of the quantitative inputs to the screening process, and of a more traditional form. Also top down "thematic" judgements will be used in the process of evaluating potential Fund purchases and a regular sell discipline involving review of large movers in the portfolio is also employed.

We hope that over the months and years to come investors will find their faith in our fund management approach and the prospects for this fund with its focus on the future in particular.

Tim Guinness  January 25, 2007

GLOBAL INNOVATORS FUND

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. These indices are unmanaged, not available for investment and do not incur expenses.

PER – Price to Earnings ratio is calculated by dividing current price of the stock by the company's trailing months' earnings per share.

The Fund invests in foreign securities which will involve greater volatility, political, economic and currency risks and differences in accounting methods.

Please refer to the Schedule of Investments for details on fund holdings. Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of Guinness Atkinson Management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Growth of $10,000

  Average Annual Total Return
  Periods Ended December 31, 2006

One Year	Five Years	Since Inception (12/15/98)
18.76%	6.64%	5.45%

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.gafunds.com.

Total returns reflect a fee waiver in effect and in the absence of this waiver, the total returns would be lower. The Fund imposes a 2% redemption fee on shares held less than 30 days.

The Standard & Poor's 500 Index is an unmanaged index which is widely regarded as the standard for measuring large cap U.S. Stock market performance. The NASDAQ Composite Index is a market capitalization weighted index that is designed to represent the performance of the National Market System which includes over 5,000 stocks traded only over-the-counter and not on an exchange. The indices referenced in this chart are not available for investment and do not incur expenses.

FUND HIGHLIGHTS at December 31, 2006
GUINNESS ATKINSON GLOBAL INNOVATORS FUND

# of Holdings in Portfolio:	30
Portfolio Turnover:	36.5%
% of Stocks in Top 10:	37.0%
Fund Managers:
Timothy W.N. Guinness;
Edmund Harriss

Top 10 Holdings (% of net assets)
Cable & Wireless PLC	4.0%	Applied Materials Inc.	3.6%
Citigroup Inc.	3.8%	Cemex SAB de CV	3.6%
Nvidia Corp.	3.8%	Taiwan Semiconductor Manufacturing Co., Ltd.	3.6%
State Street Corp.	3.7%	L-3 Communications Holdings Inc.	3.6%
American International Group Inc.	3.7%	Nokia Corp.	3.6%
Country Breakdown (% of net assets)
United States	62.7%	Taiwan	3.6%
Britain	9.3%	Finland	3.6%
Japan	7.4%	Israel	3.6%
Mexico	3.6%	South Korea	3.5%
Sector Breakdown (% of Investments)
Prepackaged Software	12.1%	Communications Equipment	3.7%
Semiconductors	11.4%	Radio & TV Communications Equipment	3.6%
Commercial Banks	11.3%	Internet Content/Information	3.6%
Oil & Gas Producers	7.0%	Electrical Components & Equipment	3.6%
E-Commerce/Products	7.0%	Telecommunications	3.5%
Telecommunication Services	4.1%	Electronic Computers	3.5%
Auto Manufacturers	4.0%	Variety Store	3.4%
Fire, Marine, and Casualty Insurance	3.8%	Blast Furn/Mill	3.3%
Ready-Mixed Concrete	3.7%	Radiotelephone Communications	2.0%
Aerospace/Defense	3.7%	Pharmaceuticals	1.7%

SCHEDULE OF INVESTMENTS IN SECURITIES
at December 31, 2006

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 97.3%	Value
Aerospace/Defense: 3.6%
17,340	L-3 Communications Holdings, Inc.	$1,418,065
Auto Manufacturers: 3.9%
19,090	Honda Motor Company - ADR	754,819
5,680	Toyota Motor Corporation - ADR	762,881
		1,517,700
Blast Furn/Mill: 3.2%
22,990	Nucor Corporation	1,256,633
Commercial Banks: 10.9%
26,970	Citigroup, Inc.	1,502,229
21,734	State Street Corporation	1,465,741
83,330	TD Ameritrade Holding Corporation	1,348,279
		4,316,249
Communications Equipment: 3.6%
69,582	Nokia Corporation - ADR	1,413,906
E-Commerce/Products: 6.8%
35,790	Amazon.Com, Inc.*	1,412,273
41,820	eBay, Inc.*	1,257,527
		2,669,800
Electrical Components & Equipment: 3.5%
4,190	Samsung Electronics Co., Ltd. - GDR 144A	1,378,510
Electronic Computers: 3.4%
3,294,000	Lenovo Group, Ltd.	1,336,910
Fire, Marine, and Casualty Insurance: 3.7%
20,225	American International Group, Inc.	1,449,324
Internet Content/Information: 3.5%
67,560	Infospace, Inc.*	1,385,656
Oil & Gas Producers: 6.9%
20,030	BP PLC - ADR	1,344,013
21,380	Schlumberger, Ltd.	1,350,361
		2,694,374
Pharmaceuticals: 1.7%
25,120	Pfizer, Inc.	650,608
Prepackaged Software: 11.8%
63,640	Check Point Software Technologies, Ltd.*	1,394,989
23,698	Microsoft Corporation	707,622
75,140	Oracle Corporation*	1,287,900
69,340	Parametric Technology Corporation*	1,249,507
		4,640,018

The accompanying notes are an integral part of these financial statements.

GUINNESS ATKINSON GLOBAL INNOVATORS FUND

Shares	COMMON STOCKS: 97.3% Continued	Value
Radio & TV Communications Equipment: 3.5%
32,408	Sony Corporation ADR	$1,388,035
Radiotelephone Communications: 1.9%
27,795	Vodafone Group PLC. ADR	772,145
Ready-Mixed Concrete: 3.6%
42,074	Cemex SA de CV - ADR*	1,423,363
Semiconductors: 11.1%
77,530	Applied Materials, Inc.	1,430,429
40,510	Nvidia Corporation*	1,499,275
129,902	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	1,419,829
		4,349,533
Telecommunication Services: 4.0%
505,200	Cable & Wireless PLC	1,554,857
Telecommunications: 3.4%
160,330	Qwest Communications International, Inc.*	1,341,962
Variety Store: 3.3%
24,860	Costco Wholesale Corporation	1,314,348
	Total Common Stocks (cost $29,953,688)	38,271,996
	Total Investments in Securities (cost $29,953,688): 97.3%	38,271,996
	Other Assets less Liabilities: 2.7%	1,049,929
	Net Assets: 100.0%	$39,321,925

*  Non-income producing.

†  Rule 144A, Section 4(2) or other security which is restricted as to resale to insitutional investors.

ADR  American Depository Receipt

GDR  Global Depository Receipt

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2006

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund
Assets
Investments in securities, at cost	$16,804,423	$39,821,319	$991,114
Investments in securities, at value	$15,275,364	$49,270,742	$1,071,523
Cash	377,710	—	92,585
Cash denominated in foreign currency (cost of $0, $215,763, $9,646 respectively)	—	217,677	9,633
Receivables:
Fund shares sold	88,403	54,993	500
Dividends and interest	4,563	33,131	3,858
Tax Reclaim	174	—	—
Prepaid expenses	12,042	4,062	10,388
Total assets	15,758,256	49,580,605	1,188,487
Liabilities
Payables:
Loans	—	133,606	—
Fund shares redeemed	30,000	31,923	2,184
Due to advisor	28,675	40,715	21,178
Accrued administration expense	1,699	4,069	1,700
Accrued shareholder servicing plan fees	1,650	8,310	96
Other accrued expenses	31,725	54,809	24,746
Deferred trustees' compensation	775	27,235	645
Total liabilities	94,524	300,667	50,549
Net Assets	$15,663,732	$49,279,938	$1,137,938
Number of shares issued and outstanding (unlimited shares authorized no par value)	1,365,500	2,968,139	83,892
Net asset value per share	$11.47	$16.60	$13.56
Components of Net Assets
Paid-in capital	$17,536,454	$52,584,553	$1,080,716
Accumulated net investment income (loss)	(57,143)	(3,938)	(632)
Accumulated net realized loss on investments and foreign currency	(286,525)	(12,752,186)	(22,544)
Net unrealized appreciation (depreciation) on:
Investments	(1,529,059)	9,449,423	80,409
Foreign Currency	5	2,086	(11)
Net Assets	$15,663,732	$49,279,938	$1,137,938

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF ASSETS AND LIABILITIES
at December 31, 2006

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Assets
Investments in securities, at cost	$100,368,643	$55,831,757	$29,953,688
Investments in securities, at value	$140,113,329	$64,345,782	$38,271,996
Cash	2,766,518	—	1,144,228
Cash denominated in foreign currency (cost of $0, $4,309, $0 respectively)	—	4,285	—
Receivables:
Securities sold	—	1,738,916	—
Fund shares sold	118,931	104,218	6,543
Dividends and interest	288,320	90,352	56,753
Tax Reclaim	—	8,887	5,688
Prepaid expenses	6,495	8,852	6,658
Total assets	143,293,593	66,301,292	39,491,866
Liabilities
Payables:
Securities purchased	—	419,923	—
Loans	—	602,250	—
Unrealized loss on forward foreign currency contracts	—	1,900	—
Fund shares redeemed	35,854	175,900	43,741
Due to advisor	115,835	28,638	22,319
Accrued administration expense	10,035	2,636	1,753
Accrued shareholder servicing plan fees	19,963	11,172	4,844
Other accrued expenses	81,459	60,078	55,442
Deferred trustees' compensation	51,769	8,334	41,842
Total liabilities	314,915	1,310,831	169,941
Net Assets	$142,978,678	$64,990,461	$39,321,925
Number of shares issued and outstanding (unlimited shares authorized no par value)	5,399,668	2,544,325	2,186,981
Net asset value per share	$26.48	$25.54	$17.98
Components of Net Assets
Paid-in capital	$103,823,351	$56,297,792	$82,962,207
Accumulated net investment income (loss)	2,301,043	(535,545)	(65)
Accumulated net realized gain (loss) on investments and foreign currency	(2,890,407)	715,770	(51,958,905)
Net unrealized appreciation (depreciation) on:
Investments	39,744,686	8,514,025	8,318,308
Foreign Currency	5	(1,581)	380
Net Assets	$142,978,678	$64,990,461	$39,321,925

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2006

	Alternative Energy Fund†	Asia Focus Fund	Asia Pacific Dividend Fund†
Investment Income
Income
Dividends*	$16,577	$1,596,730	$27,816
Interest	21,641	14,871	1,461
Total income	38,218	1,611,601	29,277
Expenses
Advisory fees (Note 3)	92,406	485,993	6,044
Administration fees (Note 3)	15,106	48,599	15,070
Transfer agent fees	15,540	59,905	7,344
Custody fees	8,795	47,129	4,940
Fund accounting fees	21,669	32,565	16,423
Audit fees	13,750	21,814	13,750
Legal fees	9,716	29,756	3,660
Organization costs	13,484	—	13,602
Trustees' fees	4,663	19,020	3,995
Shareholder servicing plan fees (Note 4)	15,106	80,585	686
Reports to shareholders	5,425	19,298	2,625
Registration expense	15,703	18,214	14,875
Interest expense	631	10,935	113
Insurance expense	2,267	4,649	161
Miscellaneous	5,727	13,748	4,650
Total expenses	239,988	892,210	107,938
Plus: Expenses recouped (Note 3)	—	—	—
Less: Fees waived and expenses absorbed (Note 3)	(57,011)	—	(95,970)
Net expenses	182,977	892,210	11,968
Net investment income (loss)	(144,759)	719,391	17,309
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	(286,525)	14,472,198	(22,544)
Foreign currency	(49,988)	3,852	(3,282)
Change in unrealized appreciation (depreciation) on:
Investments	(1,529,059)	(3,158,169)	80,409
Foreign currency	5	(843)	(11)
Net realized and unrealized gain (loss) on investments and foreign currency	(1,865,567)	11,317,038	54,572
Net increase (decrease) in net assets resulting from operations	$(2,010,326)	$12,036,429	$71,881

* Net of foreign tax withheld of $624 for Alternative Energy Fund, $137,907 for Asia Focus Fund and $2,431 for the Asia Pacific Dividend Fund.

† Commenced operations on March 31, 2006.

The accompanying notes are an integral part of these financial statements.

STATEMENTS OF OPERATIONS
For the year ended December 31, 2006

	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Investment Income
Income
Dividends*	$4,357,490	$1,358,740	$580,596
Interest	57,352	14,193	17,673
Total income	4,414,842	1,372,933	598,269
Expenses
Advisory fees (Note 3)	1,227,490	690,328	273,890
Administration fees (Note 3)	111,374	46,660	21,440
Transfer agent fees	105,747	116,745	89,104
Custody fees	64,001	47,489	12,538
Fund accounting fees	49,636	35,048	26,173
Audit fees	22,024	23,538	22,015
Legal fees	73,359	60,621	22,953
Trustees' fees	33,458	19,736	20,742
Shareholder servicing plan fees (Note 4)	165,708	107,267	43,120
Reports to shareholders	38,764	31,895	23,254
Registration expense	19,606	18,955	18,058
Interest expense	2,143	39,182	8,699
Insurance expense	13,487	11,872	4,678
Miscellaneous	23,807	21,679	11,708
Total expenses	1,950,604	1,271,015	598,372
Plus: Expenses recouped (Note 3)	—	64,811	—
Less: Fees waived and expenses absorbed (Note 3)	—	—	(32,356)
Net expenses	1,950,604	1,335,826	566,016
Net investment income	2,464,238	37,107	32,253
Realized and unrealized gain (loss) on investments and foreign currency
Net realized gain (loss) on:
Investments	39,656,354	5,090,808	4,513,701
Foreign currency	(6,011)	(97,532)	(1,863)
Change in unrealized appreciation (depreciation) on:
Investments	(701,396)	1,659,735	1,768,758
Foreign currency	123	2,087	380
Net realized and unrealized gain on investments and foreign currency	38,949,070	6,655,098	6,280,976
Net increase in net assets resulting from operations	$41,413,308	$6,692,205	$6,313,229

*Net of foreign tax withheld of $0 for China & Hong Kong Fund, $91,724 for Global Energy Fund and $6,270 for the Global Innovators Fund.

The accompanying notes are an integral part of these financial statements.

(This page is Intentionally Left Blank)

STATEMENTS OF CHANGES IN NET ASSETS

	Altnerative Energy Fund	Asia Focus Fund		Asia Pacific Dividend Fund	China & Hong Kong Fund
	March 31, 2006# Through December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2005	March 31, 2006# Through December 31, 2006	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from:
Operations
Net investment income (loss)	$(144,759)	$719,391	$468,933	$17,309	$2,464,238	$1,959,799
Net realized gain (loss) on:
Investments	(286,525)	14,472,198	2,607,185	(22,544)	39,656,354	8,257,990
Foreign currency	(49,988)	3,852	(9,152)	(3,282)	(6,011)	26,777
Change in net unrealized appreciation (depreciation) on:
Investments	(1,529,059)	(3,158,169)	3,088,697	80,409	(701,396)	(3,246,442)
Foreign currency	5	(843)	683	(11)	123	(154)
Net increase in net assets resulting from operations	(2,010,326)	12,036,429	6,156,346	71,881	41,413,308	6,997,970
Distributions to shareholders
From net investment income	—	(710,741)	(531,257)	(15,132)	(53,575)	(4,726,043)
From net realized cap gain	—	—	—	—	—	—
Decrease in net assets from distributions	—	(710,741)	(531,257)	(15,132)	(53,575)	(4,726,043)
Capital share transactions
Proceeds from shares sold	24,624,826	26,349,696	7,546,892	1,608,465	16,755,268	15,987,251
Proceeds from shares reinvested	—	685,617	513,947	14,632	52,062	4,595,099
Cost of shares redeemed	(6,968,508)	(25,714,104)	(7,783,657)	(542,943)	(26,229,433)	(24,180,299)
Redemption fee proceeds (Note 3)	17,740	105,032	14,346	1,035	14,361	28,955
Net increase from capital share transactions	17,674,058	1,426,241	291,528	1,081,189	(9,407,742)	(3,568,994)
Total increase (decrease) in net assets	15,663,732	12,751,929	5,916,617	1,137,938	31,951,991	(1,297,067)
Net assets
Beginning of period	—	36,528,009	30,611,392	—	111,026,687	112,323,754
End of period	$15,663,732	$49,279,938	$36,528,009	$1,137,938	$142,978,678	$111,026,687
Accumulated net investment income (loss)	$(57,143)	$(3,938)	$(16,440)	$(632)	$2,301,043	$(2,052,070)
Capital share activity
Shares sold	1,988,420	1,883,119	654,707	128,257	753,713	832,145
Shares issued on reinvestment	—	43,726	42,758	1,237	2,122	242,230
Shares redeemed	(622,920)	(1,908,625)	(690,744)	(45,602)	(1,208,738)	(1,271,184)
Net increase (decrease) in shares outstanding	1,365,500	18,220	6,721	83,892	(452,903)	(196,809)

# Commencement of operations.

The accompanying notes are an integral part of these financial statements.

	Global Energy Fund		Global Innovators Fund
	Year Ended December 31, 2006	Year Ended December 31, 2005	Year Ended December 31, 2006	Year Ended December 31, 2005
Increase (decrease) in net assets from:
Operations
Net investment income (loss)	$37,107	$(80,393)	$32,253	$(118,095)
Net realized gain (loss) on:
Investments	5,090,808	854,293	4,513,701	2,269,309
Foreign currency	(97,532)	(214,533)	(1,863)	—
Change in net unrealized appreciation (depreciation) on:
Investments	1,659,735	6,722,876	1,768,758	1,721,322
Foreign currency	2,087	(2,980)	380	—
Net increase in net assets resulting from operations	6,692,205	7,279,263	6,313,229	3,872,536
Distributions to shareholders
From net investment income	(525,608)	—	—	—
From net realized cap gain	(3,372,424)	(1,590,636)	—	—
Decrease in net assets from distributions	(3,898,032)	(1,590,636)	—	—
Capital share transactions
Proceeds from shares sold	57,559,663	150,338,858	4,754,293	951,723
Proceeds from shares reinvested	3,620,028	1,524,399	—	—
Cost of shares redeemed	(97,775,898)	(60,588,462)	(8,112,735)	(10,513,339)
Redemption fee proceeds (Note 3)	53,811	140,523	534	806
Net increase from capital share transactions	(36,542,396)	91,415,318	(3,357,908)	(9,560,810)
Total increase (decrease) in net assets	(33,748,223)	97,103,945	2,955,321	(5,688,274)
Net assets
Beginning of period	98,738,684	1,634,739	36,366,604	42,054,878
End of period	$64,990,461	$98,738,684	$39,321,925	$36,366,604
Accumulated net investment income (loss)	$(535,545)	$(24,465)	$(65)	$(30,455)
Capital share activity
Shares sold	2,129,926	6,458,941	277,904	69,056
Shares issued on reinvestment	137,181	59,921	—	—
Shares redeemed	(3,733,778)	(2,615,032)	(493,563)	(772,796)
Net increase (decrease) in shares outstanding	(1,466,671)	3,903,830	(215,659)	(703,740)

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Alternative Energy Fund	March 31, 2006(1) Through December 31, 2006
Net asset value, beginning of period	$12.50
Income from investment operations:
Net investment loss	(0.11)
Net realized and unrealized loss on investments and foreign currency	(0.93)
Total from investment operations	(1.04)
Redemption fee proceeds	0.01
Net asset value, end of period	$11.47
Total return	(8.24	)%(2)
Ratios/supplemental data:
Net assets, end of period (millions)	$15.7
Ratio of expenses to average net assets:
Before fees waived/expenses recouped	2.60	%(3)
After fees waived/expenses recouped	1.98	%(3)
Ratio of net investment loss to average net assets:
Before fees waived/expenses recouped	(2.18	)%(3)
After fees waived/expenses recouped	(1.56	)%(3)
Portfolio turnover rate	21.71	%(2)

(1)  Commencement of Operations.

(2)  Not annualized.

(3)  Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Asia Focus Fund	2006	2005	2004	2003	2002
Net asset value, beginning of year	$12.38	$10.40	$9.51	$5.80	$6.18
Income from investment operations:
Net investment income (loss)	0.24	0.16	0.06	0.06	(0.05)
Net realized and unrealized gain (loss) on investments and foreign currency	4.18	2.00	0.89	3.61	(0.37)
Total from investment operations	4.42	2.16	0.95	3.67	(0.42)
Less distributions:
From net investment income	(0.24)	(0.18)	(0.06)	—	—
Total distributions	(0.24)	(0.18)	(0.06)	—	—
Redemption fee proceeds	0.04	— (1)	— (1)	0.04	0.04
Net asset value, end of year	$16.60	$12.38	$10.40	$9.51	$5.80
Total return	36.15%	20.83%	10.01%	63.97%	(6.15)%
Ratios/supplemental data:
Net assets, end of year (millions)	$49.3	$36.5	$30.6	$36.2	$16.5
Ratio of expenses to average net assets:
Before fees waived/expenses recouped	1.84%	1.81%	2.04%	2.16%	2.62%
After fees waived/expenses recouped	1.84%	1.87%	1.98%	1.95%	1.98%
Ratio of net investment income (loss) to average net assets:
Before fees waived/expenses recouped	1.48%	1.47%	0.51%	0.75%	(1.26)%
After fees waived/expenses recouped	1.48%	1.41%	0.57%	0.96%	(0.62)%
Portfolio turnover rate	95.68%	18.25%	32.41%	114.90%	188.96%

(1)  Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

Asia Pacific Dividend Fund	March 31, 2006(1) Through December 31, 2006
Net asset value, beginning of period	$12.50
Income from investment operations:
Net investment income	0.25
Net realized and unrealized gain on investments and foreign currency	1.03
Total from investment operations	1.28
Less distributions:
From net investment income	(0.23)
Total distributions	(0.23)
Redemption fee proceeds	0.01
Net asset value, end of period	$13.56
Total return	10.59	%(2)
Ratios/supplemental data:
Net assets, end of period (millions)	$1.1
Ratio of expenses to average net assets:
Before fees waived	17.86	%(3)
After fees waived	1.98	%(3)
Ratio of net investment income (loss) to average net assets:
Before fees waived	(13.02	)%(3)
After fees waived	2.86	%(3)
Portfolio turnover rate	34.12	%(2)

(1)  Commencement of Operations.

(2)  Not annualized.

(3)  Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
China & Hong Kong Fund	2006	2005	2004	2003	2002
Net asset value, beginning of year	$18.97	$18.57	$16.81	$10.17	$11.67
Income from investment operations:
Net investment income	0.43	0.37	0.25	0.20	0.13
Net realized and unrealized gain (loss) on investments and foreign currency	7.09	0.86	1.78	6.44	(1.66)
Total from investment operations	7.52	1.23	2.03	6.64	(1.53)
Less distributions:
From net investment income	(0.01)	(0.83)	(0.27)	—	—
Total distributions	(0.01)	(0.83)	(0.27)	—	—
Redemption fee proceeds	— (1)	— (1)	— (1)	— (1)	0.03
Net asset value, end of year	$26.48	$18.97	$18.57	$16.81	$10.17
Total return	39.65%	6.61%	12.16%	65.29%	(12.85)%
Ratios/supplemental data:
Net assets, end of year (millions)	$143.0	$111.0	$112.3	$116.5	$56.9
Ratio of expenses to average net assets	1.59%	1.63%	1.67%	1.81%	2.02%
Ratio of net investment income to average net assets	2.01%	1.74%	1.26%	2.01%	1.08%
Portfolio turnover rate	64.81%	12.51%	15.37%	28.57%	60.95%

(1)  Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the period

	Year Ended December 31,		June 30, 2004(1) Through
Global Energy Fund	2006	2005	December 31, 2004
Net asset value, beginning of period	$24.62	$15.25	$12.50
Income from investment operations:
Net investment income (loss)	0.01	(0.02)	—	(2)
Net realized and unrealized gain on investments and foreign currency	2.44	9.75	2.70
Total from investment operations	2.45	9.73	2.70
Less distributions:
From net investment income	(0.21)	—	—
From net realized gain	(1.34)	(0.39)	—
Total distributions	(1.55)	(0.39)	—
Redemption fee proceeds	0.02	0.03	0.05
Net asset value, end of period	$25.54	$24.62	$15.25
Total return	9.85%	63.92%	22.00	%(3)
Ratios/supplemental data:
Net assets, end of period (millions)	$65.0	$98.7	$1.6
Ratio of expenses to average net assets:
Before fees waived/expenses recouped	1.38%	1.50%	17.36	%(4)
After fees waived/expenses recouped	1.45%	1.45%	1.45	%(4)
Ratio of net investment income (loss) to average net assets:
Before fees waived/expenses recouped	0.11%	(0.24)%	(15.84	)%(4)
After fees waived/expenses recouped	0.04%	(0.19)%	0.07	%(4)
Portfolio turnover rate	47.22%	89.24%	9.96	%(3)

(1)  Commencement of Operations.

(2)  Amount represents less than $0.01 per share.

(3)  Not annualized.

(4)  Annualized.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
For a capital share outstanding throughout the year

	Year Ended December 31,
Global Innovators Fund	2006	2005		2004		2003		2002
Net asset value, beginning of year	$15.14	$13.54		$12.21		$8.98		$13.04
Income from investment operations:
Net investment gain (loss)	0.01	(0.05)		(0.02)		(0.08)		(0.08)
Net realized and unrealized gain (loss) on investments	2.83	1.65		1.35		3.31		(3.98)
Total from investment operations	2.84	1.60		1.33		3.23		(4.06)
Redemption fee proceeds	— (1)	—	(1)	—	(1)	—	(1)	— (1)
Net asset value, end of year	$17.98	$15.14		$13.54		$12.21		$8.98
Total return	18.76%	11.82	%(2)	10.89%		35.97%		(31.13)%
Ratios/supplemental data:
Net assets, end of year (millions)	$39.3	$36.4		$42.1		$49.8		$45.9
Ratio of expenses to average net assets:
Before fees waived	1.64%	1.66%		1.68%		1.76%		2.03%
After fees waived	1.55%	1.66	%(2)	1.68	%(2)	1.56	%(2)	1.35%
Ratio of net investment income (loss) to average net assets:
Before fees waived	(0.00)%	(0.32)%		(0.17)%		(0.90)%		(1.34)%
After fees waived	0.09%	(0.32)%		(0.17)%		(0.70)%		(0.66)%
Portfolio turnover rate	36.53%	27.75%		50.57%		0.00%		54.15%

(1)  Amount represents less than $0.01 per share.

(2)  The Fund's total operating expense was limited at 1.88% from 4/23/03 to 10/31/05. It was limited to 1.35% prior to 4/26/03.

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

Note 1

Organization

Guinness Atkinson Funds (the "Trust"), was organized on April 28, 1997 as a Delaware business trust and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. Currently, the Trust offers six separate series all of whose long-term objective is capital appreciation: Guinness Atkinson Alternative Energy Fund (the "Alternative Energy Fund"), Guinness Atkinson Asia Focus Fund (the "Asia Focus Fund"), Guinness Atkinson Asia Pacific Dividend Fund (the "Asia Pacific Dividend Fund"), Guinness Atkinson China & Hong Kong Fund (the "China & Hong Kong Fund"), Guinness Atkinson Global Energy Fund (the "Global Energy Fund"), and Guinness Atkinson Global Innovators Fund ("the Global Innovators Fund"), all of which (each a "Fund" and collectively, the "Funds") are covered by this report. The China & Hong Kong Fund began operations on June 30, 1994, the Asia Focus Fund began operations on April 29, 1996, the Global Innovators Fund began operations on December 15, 1998, the Global Energy Fund began operations on June 30, 2004, and the Alternative Energy Fund and the Asia Pacific Dividend Fund began operations on March 31, 2006.

The Alternative Energy Fund and Asia Focus Fund's investment objective is long-term capital appreciation. The Asia Pacific Dividend Fund's investment objective is to provide investors with dividend income and long-tern capital growth. The China & Hong Kong Fund's investment objective is long-term capital appreciation primarily through investments in securities of China and Hong Kong. The Global Energy Fund and Global Innovators Fund's investment objective is long-term capital appreciation.

Note 2

Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.  Security Valuation. Securities of the Alternative Energy, Global Energy and Global Innovators Funds that are traded on a principal exchange (U.S. or foreign) or Nasdaq are valued at the official closing price on each day that the exchanges are open for trading. Securities of Asia Focus, Asia Pacific Dividend and China & Hong Kong Funds are valued at 12:30 a.m. Eastern Time on each day the NYSE is open for trading. Securities traded on an exchange for which there have been no sales, and other over-the-counter securities are valued at the mean between the bid and asked prices. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Investment Advisor in accordance with procedures established by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used to calculate its Net Asset Value may differ from quoted or published prices for the same security. Fair Value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine. Short-term investments are stated at cost, combined with accrued interest, approximates market value. Realized gains and losses from securities transactions are calculated using the identified cost method.

  Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Funds do not isolate that portion of the results of operations resulting from changes in the currency exchange rate from the fluctuations resulting from changes in the market prices of investments.

  Foreign exchange gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends actually received compared to the amount shown in a Fund's accounting records on the date of receipt are shown as net realized gains or losses on foreign currency transactions in the respective Fund's statement of operations.

B.  Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts ("forward contracts") to hedge against foreign exchange fluctuations on foreign denominated investments under which they are obligated to exchange currencies at specific future dates and at specified rates. All commitments are "marked-to-market" daily and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Funds record realized gains or losses at the time the forward contract is settled. Risks may arise upon entering these contracts from the potential inability of a counter party to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar or other currencies. Counterparties to these contracts are major U.S. financial institutions. Please refer to Note 6 for further information on Forward Contracts in each Fund.

C.  Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds' Board of Trustees.

D.  Security Transactions, Dividend Income and Distributions. Security transactions are accounted for on the trade date. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Realized gains and losses from securities transactions are calculated using the identified cost method.

E.  Allocation of Expenses. Each Fund is charged for those expenses directly attributable to it. Expenses that are not directly attributable to a Fund are allocated among the Funds in proportion to their respective assets or another appropriate method.

F.  Concentration of Risk. The Alternative Energy Fund invests substantially in the alternative energy or energy technology sectors. The Asia Focus Fund invests substantially all of its assets in the Asian continent. The Asia Pacific Dividend Fund invests primarily in dividend-producing equity securities of Asia Pacific companies. The China & Hong Kong Fund invests substantially all of its assets in securities that are traded in China or Hong Kong or that are issued by companies that do a substantial part of their business in China. The Global Energy Fund invests substantially in energy companies, the changes in the prices and supplies of oil and other energy fuels may affect the Fund's investments. The consequences of political, social, or economic changes in the countries or business sectors in which the securities are offered or the issuers conduct their operations may affect the market prices of the Funds' investments and any income generated, as well as the Funds' ability to repatriate such amounts.

G.  Organization Costs. In accordance with Statement of Position 98-5, Reporting on the Costs of Start-Up Activities, organization costs for the Alternative Energy Fund and the Asia Pacific Dividend Fund, which commenced operations on March 31, 2006, were expensed as incurred. Offering costs are deferred and amortized over twelve months on a straight-line basis.

H.  Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

I.  Reclassifications. Accounting principals generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended December 31, 2006, permanent differences in book and tax accounting have been reclassified to paid-in capital, undistributed net investment income/(loss) and accumulated realized gain(loss) as follows:

	Increase (Decrease)
	Paid-in-Capital	Undistributed Net Investment Income/(Loss)	Accumulated Realized Gain / (Loss)
Alternative Energy Fund	(137,604)	87,616	49,988
Asia Focus Fund	(48,382,531)	3,852	48,378,679
Asia Pacific Dividend Fund	(473)	(2,809)	3,282
China & Hong Kong Fund	—	1,942,450	(1,942,450)
Global Energy Fund	—	(22,579)	22,579
Global Innovators Fund	—	(1,863)	1,863

J.  Indemnifications. Under the Funds' organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

Note 3

Investment Advisory and Other Agreements

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with Guinness Atkinson Asset Management, Inc. (the "Advisor"), which provided the Funds with investment management services under an investment advisory agreement. The Advisor furnishes all investment advice, office space, facilities, and most of the personnel needed by the Funds. As compensation for its services, the Advisor is entitled to a monthly fee at the following annual rates based upon the average daily net assets of the Funds:

Alternative Energy Fund	1.00%
Asia Pacific Dividend Fund	1.00%
Asia Focus Fund	1.00%
China & Hong Kong Fund	1.00%
Global Energy Fund	0.75%
Global Innovators Fund	0.75%

The Funds are responsible for their own operating expenses. The Advisor has contractually agreed to limit the Funds' total operating expenses by reducing all or a portion of their fees and reimbursing the Funds' for expenses so that its ratio of expenses to average daily net assets will not exceed the following levels:

Alternative Energy Fund	1.98%
Asia Pacific Dividend Fund	1.98%
Asia Focus Fund	1.98%
China & Hong Kong Fund	1.98%
Global Energy Fund	1.45%
Global Innovators Fund	1.55%

To the extent that the Advisor waives fees and/or absorbs expenses it may seek repayment of a portion or all of such amounts at any time within three fiscal years after the fiscal year in which such amounts were waived or absorbed, subject to the applicable cap. For the year ended December 31, 2006, the Advisor waived fees and absorbed expenses of $57,011, $95,970 and $32,356 in the Alternative Energy Fund, Asia Pacific Dividend Fund and the Global Innovators Fund, respectively. The Advisor recovered previously waived expenses of $64,811 from the Global Energy Fund during the year ended December 31, 2006.

At December 31, 2006, the Advisor may recapture a portion of the following amounts that has been paid and/or waived on behalf of the Funds no later than the dates as stated below:

Funds:	December 31, 2008	December 31, 2009	Total
Alternative Energy Fund	$—	$57,011	$57,011
Asia Pacific Dividend Fund	$—	$95,970	$95,970
Global Energy Fund	$14,993	$—	$14,993
Global Innovators Fund	$590	$32,356	$32,946

U.S. Bancorp Fund Services, LLC (the "Administrator") acts as the Funds' administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Funds' custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds' expenses and reviews the Funds' expense accruals.

During the year ended December 31, 2006, the following Administration fees were incurred:

Alternative Energy Fund	$15,106
Asia Focus Fund	48,599
Asia Pacific Dividend Fund	15,070
China & Hong Kong Fund	111,374
Global Innovators Fund	21,440
Global Energy Fund	46,660

Quasar Distributors, LLC (the "Distributor") acts as the Funds' principal underwriter in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Administrator.

Investors Bank & Trust Company is the Funds' Custodian. U.S. Bancorp Fund Services, LLC is the Funds' Transfer agent.

On August 14, 1998, the Trust approved a Deferred Compensation Plan for Trustees (the "Plan"). Trustees can elect to receive payment in cash or defer payments provided for in the Plan. If a trustee elects to defer payment, the Plan provides for the creation of a deferred payment account (Phantom Share Account). This account accumulates the deferred fees earned, and the value of the account is adjusted at the end of each quarter to reflect the value that would have been earned if the account had been invested in designated investments. The Funds recognize as trustee expense amounts accrued as meetings are attended plus the change in value of the Phantom Share Account.

During the year ended December 31, 2006, the change in the value of the phantom share account included unrealized appreciation were as follows:

Alternative Energy Fund	$(9)
Asia Focus Fund	$6,715
Asia Pacific Dividend Fund	$9
China & Hong Kong Fund	$12,772
Global Energy Fund	$2,603
Global Innovators Fund	$9,858

Certain officers of the Funds are also officers and/or Directors of the Advisor, Administrator and another party providing the services of the Funds' Chief Compliance Officer ("CCO"). None of these officers are compensated directly by the Funds.

During the year ended December 31, 2006, the following fees were paid for the services of the CCO:

Alternative Energy Fund	$4,582
Asia Focus Fund	$10,578
Asia Pacific Dividend Fund	$3,633
China & Hong Kong Fund	$18,620
Global Energy Fund	$15,327
Global Innovators Fund	$9,355

Note 4

Shareholder Servicing Plan

Each Fund has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of its daily average net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

During the year ended December 31, 2006, the following fees were paid to the shareholder servicing agents:

AAlternative Energy Fund	$15,106
Asia Focus Fund	$80,585
Asia Pacific Dividend Fund	$686
China & Hong Kong Fund	$165,708
Global Energy Fund	$107,267
Global Innovators Fund	$43,120

Note 5

Investment Transactions

The following table presents purchases and sales of securities during the year ended December 31, 2006, excluding short-term investments, to indicate the volume of transactions in each Fund.

Fund	Purchases	Sales
Alternative Energy Fund	$19,831,617	$2,740,670
Asia Focus Fund	47,866,709	45,827,132
Asia Pacific Dividend Fund	1,285,991	272,334
China & Hong Kong Fund	78,731,906	88,221,352
Global Energy Fund	43,323,692	83,441,738
Global Innovators Fund	13,284,487	17,199,323

The Funds did not purchase U.S. Government securities as a part of the long-term investment strategy during the year ended December 31, 2006.

Note 6

Forward foreign currency contracts

In order to hedge their portfolio and to protect them against possible fluctuations in foreign exchange rates pending the settlement of securities transactions, the Funds may enter into forward currency contracts which obligate them to exchange currencies at specified future dates. At the maturity of a forward contract, the Funds may either make delivery of the foreign currency from currency held, if any, or from the proceeds of the portfolio securities sold. It may also terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due are netted against the forward value of the currency to be delivered, and the net amount is shown as a receivable or payable in the financial statements. Open forward contracts at December 31, 2006 were as follows:

Funds	Currency	Amount	Currency Receivable (Deliverable)	Delivery Date	Unrealized Gain/(Loss)
Global Energy Fund	US$	$396,152	Canadian Dollar (460,030)	01/02/07	$212
Global Energy Fund	US$	$121,109	Euro (91,756)	01/02/07	$(725)
Global Energy Fund	US$	$122,734	Euro (92,988)	01/03/07	$(735)
Global Energy Fund	US$	$125,672	GBP (64,159)	01/02/07	$(170)
Global Energy Fund	US$	$573	Hong Kong Dollar (4,454)	01/02/07	$(0)
Global Energy Fund	US$	$238,334	South Africa Rand (1,677,449)	01/05/07	$(482)
					$(1,900)

The Alternative Energy Fund, the Asia Focus Fund, the Asia Pacific Dividend Fund, the China & Hong Kong Fund and the Global Innovators Fund, did not have any outstanding forward contracts as of December 31, 2006.

Note 7

Tax Matters

As of December 31, 2006, the tax basis of investments were as follows:

	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
Cost of investment for tax purposes	$16,804,428	$39,823,233	$997,312	$100,847,862	$57,136,060	$30,804,082
Gross tax unrealized appreciation	1,315,566	11,024,502	148,783	44,069,916	11,138,159	8,577,500
Gross tax unrealized (depreciation)	(2,844,630)	(1,576,993)	(74,572)	(4,804,449)	(3,928,437)	(1,109,586)
Net tax unrealized appreciation (depreciation) on investment	(1,529,064)	9,447,509	74,211	39,265,467	7,209,722	7,467,914
Net tax appreciation on derivatives and foreign-currency denominated assets and liabilities	5	2,086	(11)	5	(1,581)	380
Net tax unrealized appreciation**	$(1,529,059)	$9,449,595	$74,200	$39,265,472	$7,208,141	$7,468,294
Undistributed net ordinary income***	—	25,211	—	2,832,031	90,223	41,777
Undistributed Longterm-Captial Gains	—	—	—	656,425	1,418,567	—
Post October loss*	(146,472)	—	(1,163)	(1,905,287)	(17,583)	—
Capital loss carryforward	(196,436)	(12,100,757)	(15,170)	—	—	(48,872,665)
Capital loss carryforward limitation	—	(651,429)	—	(1,641,545)	—	(2,235,846)
Other accumulated gain/(loss)	(755)	(27,235)	(645)	(51,769)	(6,409)	(41,842)
Total accumulated gain/(loss)	$(1,872,722)	$(3,304,615)	$57,222	$39,155,327	$8,692,939	$(43,640,282)

*  Under the current tax law, capital and currency losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year.

**  The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primary to the tax deferral of losses on wash sales and passive foreign investment company (PFIC) market to market adjustments.

***  The differences between book-basis and tax basis undistributed net ordinary income is attributed to deferred compensation.

As of December 31, 2006, the following funds have capital loss carryforwards available to offset future realized capital gains:

Capital losses expiring in:	Alternative Energy Fund	Asia Focus Fund	Asia Pacific Dividend Fund	China & Hong Kong Fund	Global Energy Fund	Global Innovators Fund
2007	$—	$(8,668,574)	$—	$—	$—	$—
2008	—	—	—	—	—	—
2009	—	(2,794,130)	—	—	—	(15,766,402)
2010	—	(638,053)	—	—	—	(19,915,748)
2011	—	—	—	—	—	(8,376,172)
2012	—	—	—	—	—	—
2013	—	—	—	—	—	—
2014	(196,436)	—	(15,170)	—	—	(4,814,343)
Total	$(196,436)	$(12,100,757)	$(15,170)	$—	$—	$(48,872,665)

For the Asia Focus Fund, $651,429 of capital loss carryover related to the acquistion of Asia New Economy Fund on January 25, 2002 is remaining to be recognized over the next three years. This amount is subject to an annual limitation of $217,143 under tax rules.

For the Global Innovators Fund, $2,235,846 of capital loss carryover related to the acquisition of the Investec Internet.com fund and the Wireless World Fund on January 25, 2002 is remaining to be recognized over the next three years. The amount is subject to an annual limitation of $798,362 over the next two years and $559,122 on the third year under tax rules.

Note 8

Distribution to Shareholders

The tax character of distributions paid during 2006 and 2005 was as follows:

	Asia Focus		Asia Pacific Dividend		China & Hong Kong		Global Energy
	2006	2005	2006	2005	2006	2005	2006	2005
Distributions paid from:
Ordinary Income	$710,741	$531,257	$15,132	$—	$53,575	$4,726,043	$2,810,556	$1,511,163
Long-term capital gain	—	—	—	—	—	—	1,087,476	79,473
Total	$710,741	$531,257	$15,132	$—	$53,575	$4,726,043	$3,898,032	$1,590,636

Note 9

Line of Credit

The Trust has a secured $5,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.75% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. The average interest rate charged and the average outstanding loan payable to Investors Bank & Trust for the year ended December 31, 2006 was as follows:

Fund	Average Interest Rate	Average Outstanding Loan Payable
Asia Focus Fund	6.00%	$122,423
Global Energy Fund	6.00%	$597,213

Note 10

Accounting Pronouncements

Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and to distribute all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

In December, 2005, the Financial Accounting Standards Board ("FASB") released Financial Accounting Standard Board Statement No. 157 Fair Value Measurements ("SFAS 157"). SFAS 157 establishes a fair valuation hierarchy to increase consistency and comparability in fair value measurements and related disclosures. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the last Net Asset Value ("NAV") calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC granted a six-month delay in the required implementation of FIN 48 for Mutual Funds. At this time, management is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.

Additional Information (Unaudited)

Proxy Voting Procedures

The Advisor of the Funds votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board. You may obtain a description of these procedures, free of charge, by calling "toll-free" 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Proxy Voting Records

Information regarding how the advisor of the Funds voted proxies relating to portfolio securities during the latest 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-915-6565. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. This information is also available, without charge, by calling toll-free, 1-800-915-6565.

Supplemental Tax Information (Unaudited)

For the Fiscal year ended December 31, 2006, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Alternative Energy Fund	N/A
Asia Focus Fund	100.00%
Asia Pacific Dividend Fund	100.00%
China & Hong Kong Fund	100.00%
Global Energy Fund	46.55%
Global Innovators Fund	N/A

For corporate shareholders, the percentage of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2006, was as follows:

Alternative Energy Fund	N/A
Asia Focus Fund	N/A
Asia Pacific Dividend Fund	N/A
China & Hong Kong Fund	N/A
Global Energy Fund	16.50%
Global Innovators Fund	N/A

The percent of ordinary income distributions designated as interest related dividends under the Internal Revenue Code Section 871(k)(1) applicable to foreign shareholders only for the fiscal year ended December 31, 2006, was as follows:

Alternative Energy Fund	N/A
Asia Focus Fund	0.84%
Asia Pacific Dividend Fund	5.02%
China & Hong Kong Fund	1.20%
Global Energy Fund	0.33%
Global Innovators Fund	N/A

For the year ended December 31, 2006, the Guinness Atkinson Asia Focus Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend Per Share	Taxes Withheld Per Share
Bermuda	0.0318	—
Hong Kong	0.0647	—
Cayman Islands	0.0262	—
Singapore	0.0395	—
China	0.1527
Indonesia	0.0144	0.0022
South Korea	0.0732	0.0121
Malaysia	0.0139	—
Britain	0.0133	—
Thailand	0.0262	0.0013
Taiwan	0.1286	0.0256

For the year ended December 31, 2006, the Guinness Atkinson Asia Pacific Dividend Fund earned foreign source income and paid foreign taxes which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Dividend Per Share	Taxes Withheld Per Share
Australia	0.0426	—
Bermuda	0.0695	—
Indonesia	0.0025	0.0004
New Zealand	0.0225	—
Cayman Islands	0.0079	—
Singapore	0.0145	—
China	0.0390	—
Thailand	0.0332	0.0024
Taiwan	0.0974	0.0191
Britain	0.0098	—
Hong Kong	0.0189	—
South Korea	0.0027	0.0005

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Shareholders of and Board of Trustees
Guinness Atkinson Funds
Glendora, California

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Asia Focus Fund, China & Hong Kong Fund, Global Innovators Fund, Global Energy Fund, Alternative Energy Fund and Asia Pacific Dividend Fund, each a series of shares of the Guinness Atkinson Funds, as of December 31, 2006, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended (with respect to the Alternative Energy Fund and Asia Pacific Dividend Fund for the period March 31, 2006 to December 31, 2006), and the financial highlights for each of the four years in the period then ended (with respect to the Alternative Energy Fund and Asia Pacific Dividend Fund for the period March 31, 2006 to December 31, 2006, and Global Energy Fund for each of the two years in the period then ended and the period June 30, 2004 to December 31, 2004). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended December 31, 2002 were audited by other auditors whose report dated February 21, 2003 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (US). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the above mentioned Funds as of December 31, 2006, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
February 2, 2007

TRUSTEE AND OFFICER INFORMATION (Unaudited)

Name, Address, and Age	Position(s) Held with Trusts	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Timothy W.N. Guinness 14 Queen Anne's Gate Westminster, London SW1H 9AA U.K. (59)	Trustee	August 1998	Chairman of Guinness Asset Management Ltd., investment adviser in London, since 2003. Chairman/CIO of Guinness Atkinson, since November 2002. Joint Chairman of Investec Asset Management Ltd. September 1998 to March 2003.	6	Investec Global Strategy Fund Limited, Investec International Accumulation Fund Limited, Investec Select Funds Plc, Investec High Income Trust Plc, SR Europe Investment Trust Plc. Atlantis Japan Growth Fund Ltd., New Boathouse Capital Ltd. Guinness Asset Management Ltd.

James I. Fordwood* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (60)	Trustee	April 1994	CFO and Managing Member of Prima Marketing LLC (network of convenience stores)	6	J.L. Energy, Inc., Intoil, Inc., Fior D'Italia.

Dr. Gunter Dufey* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (67)	Trustee	April 1994	Pacific International Business Associates, a consulting firm in Singapore since 2002. Professor (em.) of Ross School at The University of Michigan, where he served from 1968-2002.	6	Independent director, four subsidiaries of GMAC in the United States and Canada.

Dr. Bret A. Herscher* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (47)	Trustee	April 1994	President of Pacific Consultants, a technical and technology management consulting company serving the Electronic industry and venture capital community that he co-founded.	6	Strawberry Tree Inc.

J. Brooks Reece, Jr.* 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (60)	Trustee and Chairman	April 1994	Vice President of Adcole Corp. a manufacturer of precision measuring machines and sun angle sensors for space satellites.	6	Adcole Far East Ltd.

*  Not an "interested person", as defined in the 1940 Act of the Funds.

†  Trustees and officers of the Fund serve until their resignation, removal or retirement.

Name, Address, and Age	Position(s) Held with Trusts	Date Elected†	Principal Occupation(s) During the Past 5 Years	Number of Portfolios In Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jim Atkinson 21550 Oxnard Street, Suite 750 Woodland Hills, CA 91367 (49)	President	April 2003	Chief Executive Officer and Director of Guinness Atkinson since November 2002. Principal of ORBIS Marketing, a mutual fund marketing and advertising firm since November 2001. President of MAXfunds.com from September 2000 to March 2001. Managing Director of Guinness Flight Global Asset Management US (1993-2000).	N/A	N/A

Richard F. Cook, Jr. 2 Portland Square Portland, ME 04101 (55)	Chief Compliance Officer	December 2005	Officer of Foresides Fund Services LLC since November 2005, and Director of Foreside Compliance Services LLC since January 2006. From 2002, Founder and Managing Member of NorthLake, LLC. From 1985 – 2002, Executive Officer, Director and Shareholder of Century Capital Management, Inc. and Secretary of Century Shares Trust.	N/A	N/A

Michael Ricks 2020 E. Financial Way, Suite 100 Glendora, CA 91741 (29)	Treasurer	September 2006	Assistant Vice-President U.S. Bancorp Fund Services LLC since 2001. From 2000 – 2001, Mutual Fund Accounting Specialist at Strong Capital Management	N/A	N/A

Keith Shintani 2020 E. Financial Way, Suite 100 Glendora, CA 91741 (43)	Secretary	September 2006	Vice President of Relationship Management for U. S. Bancorp Fund Services, LLC since 2001. From 1998 to 2001, Vice President of Investment Company Administration Corporation, a predecessor to U.S. Bancorp Fund Services, LLC until its acquisition in 2001.	N/A	N/A

†  Trustees and officers of the Fund serve until their resignation, removal or retirement.

Privacy Notice

Guinness Atkinson Funds and Guinness Atkinson Asset Management, Inc. may collect non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;
•  Information you give us orally; and
•  Information about your transactions with us.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We also may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

Guinness Atkinson Funds Information

Board of Trustees

J. Brooks Reece, Jr., Chairman

Dr. Gunter Dufey

James I. Fordwood

Timothy W.N. Guinness

Dr. Bret A. Herscher

Contact Guinness Atkinson Funds

P.O. Box 701

Milwaukee, WI 53201-0701

Shareholder Services: 800-915-6566

Literature Request: 800-915-6565

Website: www.gafunds.com

Email: mail@gafunds.com

Guinness Atkinson Funds
Fund	Cusip	Ticker	Fund#
Alternative Energy Fund	402031 50 4	GAAEX	1298
Asia Focus Fund	402031 10 8	IASMX	1096
Asia Pacific Dividend Fund	402031 60 3	GAADX	1299
China & Hong Kong Fund	402031 20 7	ICHKX	1094
Global Energy Fund	402031 40 5	GAGEX	1098
Global Innovators Fund	402031 30 6	IWIRX	1095

.

Distributed by Quasar Distributors, LLC, Milwaukee, WI 53202

This report is intended for shareholders of the Guinness Atkinson Funds and may not be used as literature unless preceded or accompanied by a current prospectus.

Guinness Atkinson Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

123S0204--P

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Hamish Fordwood is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2006	FYE 12/31/2005
Audit Fees	$90,400	$59,500
Audit-Related Fees	None	None
Tax Fees	$15,600	$10,000
All Other Fees	None	None

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.  All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any

1

other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2003	FYE 12/31/2002
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable

Item 11. Controls and Procedures.

(a)          The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

2

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)          (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)       Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Guinness Atkinson Funds

By (Signature and Title)*	/s/ James J. Atkinson
James J. Atkinson, Jr., President

Date	3/9/2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James J. Atkinson
James J. Atkinson, Jr., President

Date	3/9/2007

By (Signature and Title)	/s/ Michael J. Ricks
Michael J. Ricks, Treasurer

Date	3/6/2007

4